   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1998
                                                 SECURITIES ACT FILE NO. 2-60836
                                        INVESTMENT COMPANY ACT FILE NO. 811-2809
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 24
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]
                             AMENDMENT NO. 23
                       (Check appropriate box or boxes.)

                               ----------------

                     MERRILL LYNCH SPECIAL VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

                                 (609) 282-2800

           (Registrant's Telephone Number, including Area Code)

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH SPECIAL VALUE FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------

                                   COPIES TO:

                            PHILIP L. KIRSTEIN, ESQ.
                         MERRILL LYNCH ASSET MANAGEMENT
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

        COUNSEL FOR THE FUND:                     THOMAS D. JONES, III
          BROWN & WOOD LLP                        FUND ASSET MANAGEMENT
       ONE WORLD TRADE CENTER                         P.O. BOX 9011
    NEW YORK, NEW YORK 10048-0557           PRINCETON, NEW JERSEY 08543-9011
  ATTENTION: THOMAS R. SMITH, JR.,
                ESQ.

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
                     [X] immediately upon filing pursuant to paragraph (b)
                     [_] on (date) pursuant to paragraph (b)
                     [_] 60 days after filing pursuant to paragraph (a)(1)
                     [_] on (date) pursuant to paragraph (a)(1)
                     [_] 75 days after filing pursuant to paragraph (a)(2)
                     [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

  TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     MERRILL LYNCH SPECIAL VALUE FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                            LOCATION
 -----------                                            --------
 PART A
  Item  1.    Cover Page..............   Cover Page
  Item  2.    Synopsis................   Fee Table; Merrill Lynch Select
                                          PricingSM System
              Condensed Financial
  Item  3.     Information............   Financial Highlights; Performance Data
  Item  4.    General Description of     Investment Objective and Policies;
               Registrant.............    Additional Information
  Item  5.    Management of the Fund..   Fee Table; Management of the Fund;
                                          Portfolio Transactions and Brokerage;
                                          Inside Back Cover Page
  Item 5A.    Management's Discussion
               of Fund Performance....   Not Applicable
  Item  6.    Capital Stock and Other    Cover Page; Purchase of Shares;
               Securities.............    Redemption of Shares; Shareholder
                                          Services; Additional Information
  Item  7.    Purchase of Securities     Cover Page; Fee Table; Merrill Lynch
               Being Offered..........    Select PricingSM System; Purchase of
                                          Shares; Shareholder Services;
                                          Additional Information; Inside Back
                                          Cover Page
  Item  8.    Redemption or              Fee Table; Merrill Lynch Select
               Repurchase.............    PricingSM System; Purchase of Shares;
                                          Redemption of Shares; Shareholder
                                          Services
  Item  9.    Pending Legal
               Proceedings............   Not Applicable
 PART B
  Item 10.    Cover Page..............   Cover Page
  Item 11.    Table of Contents.......   Back Cover Page
  Item 12.    General Information and
               History................   General Information
  Item 13.    Investment Objective and
               Policies...............   Investment Objective and Policies
  Item 14.    Management of the Fund..   Management of the Fund
  Item 15.    Control Persons and
               Principal Holders of      Management of the Fund; General
               Securities.............    Information--Additional Information
  Item 16.    Investment Advisory and    Management of the Fund; Purchase of
               Other Services.........    Shares; General Information
  Item 17.    Brokerage Allocation and
               Other Practices........   Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other    General Information--Description of
               Securities.............    Shares
  Item 19.    Purchase, Redemption and
               Pricing of Securities     Purchase of Shares; Redemption of
               Being Offered..........   Shares;  Determination of Net Asset
                                         Value;  Shareholder Services; General
                                         Information
  Item 20.    Tax Status..............   Dividends; Distributions and Taxes
  Item 21.    Underwriters............   Purchase of Shares
  Item 22.    Calculation of
               Performance Data.......   Performance Data
  Item 23.    Financial Statements....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

JUNE 30, 1998

                    MERRILL LYNCH SPECIAL VALUE FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Special Value Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Current income is not a factor in management's selection of companies in which the Fund will invest. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 11.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS THE  COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated June 30, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                 CLASS A(a)         CLASS B(b)             CLASS C         CLASS D
                 ----------         ----------             -------         -------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases
  (as a
  percentage of
  offering
  price)........   5.25%(c)            None                 None            5.25%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments..   None               None                 None             None
 Deferred Sales
  Charge (as a
  percentage of
  original pur-
  chase price or
  redemption
  proceeds,
  whichever is
  lower)........    None(d)   4.0% during the first   1.0% for one year(f)   None(d)
                              year, decreasing 1.0%
                                     annually
                             thereafter to 0.0% after
                                the fourth year(e)
 Exchange Fee...    None               None                 None             None
ANNUAL FUND
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS):
 Investment Ad-
  visory
  Fees(g).......   0.75%              0.75%                 0.75%           0.75%
 Rule 12b-l
  Fees(h):
 Account Main-
  tenance
  Fees..........    None              0.25%                 0.25%           0.25%
 Distribution
  Fees..........    None              0.75%                 0.75%            None
                             (Class B shares convert
                                        to
                                  Class D shares
                               automatically after
                               approximately eight
                              years and cease being
                             subject to distribution
                                      fees)
OTHER EXPENSES:
 Shareholder
  Servicing
  Costs(i)......   0.20%              0.23%                 0.24%           0.20%
 Other..........   0.07%              0.07%                 0.07%           0.07%
                   -----              -----                 -----           -----
  Total Other
   Expenses.....   0.27%              0.30%                 0.31%           0.27%
                   -----              -----                 -----           -----
 Total Fund Op-
  erating Ex-
  penses........   1.02%              2.05%                 2.06%           1.27%
                   =====              =====                 =====           =====

--------

(a) Class A shares are sold to a limited group of investors, including existing Class A shareholders, certain retirement plans and participants in certain fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 24.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 26 and "Shareholder Services--Fee-Based Programs"--page 34.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 24.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a 1.0% CDSC on amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Shareholder Services--Fee-Based Programs" on page 34.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 34.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs" on page 34.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    20.
(h) See "Purchase of Shares--Distribution Plans"--page 29.
(i) See "Management of the Fund--Transfer Agency Services"--page 21.

EXAMPLE:

                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                 -------------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 -------------------- ----------------------
An investor would pay the
 following expenses on a $1,000
 investment including the
 maximum $52.50 initial sales
 charge (Class A and Class D
 shares only) and assuming (1)
 the Total Fund Operating
 Expenses for each class set
 forth on page 2; (2) a 5%
 annual return throughout the
 periods; and (3) redemption at
 the end of the period
 (including any applicable CDSC
 for Class B and Class C
 shares):
  Class A......................   $ 62     $ 83       $ 106      $ 171
  Class B......................   $ 61     $ 84       $ 110      $ 219*
  Class C......................   $ 31     $ 65       $ 111      $ 239
  Class D......................   $ 65     $ 91       $ 119      $ 198
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A......................   $ 62     $ 83       $ 106      $ 171
  Class B......................   $ 21     $ 64       $ 110      $ 219*
  Class C......................   $ 21     $ 65       $ 111      $ 239
  Class D......................   $ 65     $ 91       $ 119      $ 198

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), an affiliate of MLAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS        SALES CHARGE(/1/)             FEE         FEE             FEATURES
---------------------------------------------------------------------------------------
  A         Maximum 5.25% initial           No           No                No
            sales charge(/2/)(/3/)
---------------------------------------------------------------------------------------
  B    CDSC for a period of four years,    0.25%        0.75%     B shares convert to
         at a rate of 4.0% during the                            D shares automatically
         first year, decreasing 1.0%                              after approximately
               annually to 0.0%(/4/)                                eight years(/5/)
---------------------------------------------------------------------------------------
  C      1.0% CDSC for one year(/6/)       0.25%        0.75%              No
---------------------------------------------------------------------------------------
  D         Maximum 5.25% initial          0.25%         No                No
              sales charge(/3/)

                                         (footnotes continued on the next page)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $l,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co. includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and to their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to the Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans and participants in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the year ended March 31, 1998 are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                                                 CLASS A
                           ----------------------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED MARCH 31,
                           ----------------------------------------------------------------------------------------------------
                            1998++     1997++    1996++    1995++   1994++       1993        1992        1991        1990
                           --------   --------  --------  --------  -------     -------     -------     -------     -------
 Increase (Decrease) in
 Net Asset Value:
 PER SHARE OPERATING PER-
 FORMANCE:
 Net asset value,
 beginning of year.......  $  17.59   $  17.77  $  15.63  $  15.88  $ 15.32     $ 13.86     $ 10.84     $ 11.36     $ 12.20
                           --------   --------  --------  --------  -------     -------     -------     -------     -------
 Investment income
 (loss)--net.............      (.03)       .06       .24       .16      .10         .05         .10         .12         .22
 Realized and unrealized
 gain (loss) on
 investments--net........      7.20       3.01      2.72      1.09     1.87        1.43        3.00        (.49)       (.82)
                           --------   --------  --------  --------  -------     -------     -------     -------     -------
 Total from investment
 operations..............      7.17       3.07      2.96      1.25     1.97        1.48        3.10        (.37)       (.60)
                           --------   --------  --------  --------  -------     -------     -------     -------     -------
 Less dividends and
 distributions:
 Investment income
 (loss)--net.............        --       (.06)     (.23)     (.10)    (.00)+++    (.02)       (.08)       (.15)       (.24)
 Realized gain on
 investments--net........     (2.73)     (3.19)     (.59)    (1.40)   (1.41)       (.00)+++    (.00)+++    (.00)+++    (.00)+++
                           --------   --------  --------  --------  -------     -------     -------     -------     -------
 Total dividends and
 distributions...........     (2.73)     (3.25)     (.82)    (1.50)   (1.41)       (.02)       (.08)       (.15)       (.24)
                           --------   --------  --------  --------  -------     -------     -------     -------     -------
 Net asset value, end of
 year....................  $  22.03   $  17.59  $  17.77  $  15.63  $ 15.88     $ 15.32     $ 13.86     $ 10.84     $ 11.36
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
 TOTAL INVESTMENT RE-
 TURN:*
 Based on net asset value
 per share...............    43.18%      17.62%    19.56%     8.85%   13.14%      10.69%      28.71%      (3.15)%     (5.05)%
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................     1.02%       1.10%     1.12%     1.15%    1.17%       1.28%       1.55%       1.88%       1.45%
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
 Investment income
 (loss)--net.............      (.13)%      .34%     1.43%     1.04%     .62%        .37%        .83%       1.13%       1.62%
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
 SUPPLEMENTAL DATA:
 Net assets, end of year
 (in thousands)..........  $396,198   $223,492  $181,297  $106,506  $78,804     $70,920     $57,056     $44,818     $57,800
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
 Portfolio turnover......     67.02 %    97.87%    60.37%    59.79%   68.70%      42.25%      98.76%      73.06%      44.66%
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
 Average commission rate
 paid##..................  $  .0523   $  .0514  $  .0503        --       --          --          --          --          --
                           ========   ========  ========  ========  =======     =======     =======     =======     =======
                            1989
                           --------
 Increase (Decrease) in
 Net Asset Value:
 PER SHARE OPERATING PER-
 FORMANCE:
 Net asset value,
 beginning of year.......  $ 11.77
                           --------
 Investment income
 (loss)--net.............      .22
 Realized and unrealized
 gain (loss) on
 investments--net........      .46
                           --------
 Total from investment
 operations..............      .68
                           --------
 Less dividends and
 distributions:
 Investment income
 (loss)--net.............     (.23)
 Realized gain on
 investments--net........     (.02)
                           --------
 Total dividends and
 distributions...........     (.25)
                           --------
 Net asset value, end of
 year....................  $ 12.20
                           ========
 TOTAL INVESTMENT RE-
 TURN:*
 Based on net asset value
 per share...............     5.85%
                           ========
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................     1.35%
                           ========
 Investment income
 (loss)--net.............     1.78%
                           ========
 SUPPLEMENTAL DATA:
 Net assets, end of year
 (in thousands)..........  $87,167
                           ========
 Portfolio turnover......    75.11%
                           ========
 Average commission rate
 paid##..................       --
                           ========

----


*    Total investment returns exclude the effects of sales loads.

++   Based on average shares outstanding.
+++  Amount is less than $.01 per share.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                                                                   CLASS B
                            --------------------------------------------------------------------------------------------
                                                   FOR THE YEAR ENDED MARCH 31,
                            --------------------------------------------------------------------------------------------
                             1998++     1997++     1996++    1995++       1994++      1993++      1992++      1991++
                             ------    -------    --------  --------     --------     -------     -------     ------
 Increase (Decrease) in
 Net Asset Value:
 PER SHARE OPERATING PER-
 FORMANCE:
 Net asset value,
 beginning of period.....   $  16.91   $  17.21     $15.16  $  15.49     $  15.01     $ 13.70     $ 10.77     $11.29
                            --------   --------   --------  --------     --------     -------     -------     ------
 Investment income
 (loss)--net.............       (.23)      (.12)       .07       .00 +++     (.06)       (.09)       (.03)      (.00)+
 Realized and unrealized
 gain (loss) on
 investments--net........       6.90       2.90       2.64      1.06         1.83        1.40        2.98       (.47)
                            --------   --------   --------  --------     --------     -------     -------     ------
 Total from investment
 operations..............       6.67       2.78       2.71      1.06         1.77        1.31        2.95       (.47)
                            --------   --------   --------  --------     --------     -------     -------     ------
 Less dividends and
 distributions:
 Investment income--net..         --         --      (.07)      (.00)+++     (.00)+++    (.00)+++    (.02)      (.05)
 Realized gain on
 investments--net........      (2.55)     (3.08)     (.59)     (1.39)       (1.29)       (.00)+++    (.00)+++   (.00)+++
                            --------   --------   --------  --------     --------     -------     -------     ------
 Total dividends and
 distributions...........      (2.55)     (3.08)     (.66)     (1.39)       (1.29)         --        (.02)      (.05)
                            --------   --------   --------  --------     --------     -------     -------     ------
 Net asset value, end of
 period..................   $  21.03   $  16.91     $17.21  $  15.16     $  15.49     $ 15.01     $ 13.70     $10.77
                            ========   ========   ========  ========     ========     =======     =======     ======
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset value
 per share...............      41.72%     16.44%     18.37%     7.70%       12.03%       9.56%      27.41%     (4.16)%
                            ========   ========   ========  ========     ========     =======     =======     ======
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................       2.05%      2.13%      2.15%     2.20%        2.19%       2.28%       2.51%      2.95%
                            ========   ========   ========  ========     ========     =======     =======     ======
 Investment income
 (loss)--net.............      (1.16)%     (.68)%      .44%      .02%        (.41)%      (.65)%      (.27)%     (.04)%
                            ========   ========   ========  ========     ========     =======     =======     ======
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $611,364   $337,716   $310,174  $237,359     $112,768     $76,182     $29,534     $3,783
                            ========   ========   ========  ========     ========     =======     =======     ======
 Portfolio turnover......      67.02%     97.87%     60.37%    59.79%       68.70%      42.25%      98.76%     73.06%
                            ========   ========   ========  ========     ========     =======     =======     ======
 Average commission rate
 paid##..................   $  .0523   $  .0514   $  .0503        --           --          --          --         --
                            ========   ========   ========  ========     ========     =======     =======     ======
                                         FOR THE
                                         PERIOD
                                       OCTOBER 21,
                                          1988+
                                           TO
                                        MARCH 31,
                             1990         1989
                            ---------- -----------
 Increase (Decrease) in
 Net Asset Value:
 PER SHARE OPERATING PER-
 FORMANCE:
 Net asset value,
 beginning of period.....   $12.15       $12.01
                            ---------- -----------
 Investment income
 (loss)--net.............      .07          .03
 Realized and unrealized
 gain (loss) on
 investments--net........     (.79)         .22
                            ---------- -----------
 Total from investment
 operations..............     (.72)         .25
                            ---------- -----------
 Less dividends and
 distributions:
 Investment income--net..     (.14)        (.09)
 Realized gain on
 investments--net........     (.00)+++     (.02)
                            ---------- -----------
 Total dividends and
 distributions...........     (.14)        (.11)
                            ---------- -----------
 Net asset value, end of
 period..................   $11.29       $12.15
                            ========== ===========
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset value
 per share...............    (6.00)%       2.15%#
                            ========== ===========
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................     2.49%        2.45%*
                            ========== ===========
 Investment income
 (loss)--net.............      .59%         .63%*
                            ========== ===========
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $1,456       $  906
                            ========== ===========
 Portfolio turnover......    44.66%       75.11%
                            ========== ===========
 Average commission rate
 paid##..................       --           --
                            ========== ===========

----
* Annualized

**   Total investment returns exclude the effects of sales loads.
+    Commencement of Operations.

++   Based on average shares outstanding.
+++  Amount is less than $.01 per share.
#    Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    FINANCIAL HIGHLIGHTS--(CONCLUDED)

                                          CLASS C                                  CLASS D
                            ---------------------------------------- ----------------------------------------
                                                           FOR THE
                                                           PERIOD                                   FOR THE
                                    FOR THE              OCTOBER 21,         FOR THE                PERIOD
                                  YEAR ENDED                1994+           YEAR ENDED            OCTOBER 21,
                                   MARCH 31,                 TO             MARCH 31,              1994+ TO
                            ---------------------------   MARCH 31,  ---------------------------   MARCH 31,
                            1998++    1997++    1996++     1995++     1998++    1997++   1996++     1995++
                            -------   -------   -------  ----------- --------   -------  -------  -----------
 Increase (Decrease) in
 Net Asset Value:
 PER SHARE OPERATING PER-
 FORMANCE:
 Net asset value,
 beginning of period.....   $ 16.77   $ 17.10   $ 15.10    $ 15.06   $  17.56   $ 17.74  $ 15.61    $ 15.52
                            -------   -------   -------    -------   --------   -------  -------    -------
 Investment income
 (loss)--net.............      (.23)     (.13)      .06        .01       (.08)      .01      .19        .07
 Realized and unrealized
 gain on investments--
 net.....................      6.84      2.89      2.63        .65       7.18      3.02     2.73        .66
                            -------   -------   -------    -------   --------   -------  -------    -------
 Total from investment
 operations..............      6.61      2.76      2.69        .66       7.10      3.03     2.92        .73
                            -------   -------   -------    -------   --------   -------  -------    -------
 Less dividends and
 distributions:
 Investment income--net..        --        --      (.10)      (.06)        --      (.04)    (.20)      (.08)
 Realized gain on
 investments--net........     (2.55)    (3.09)     (.59)      (.56)     (2.69)    (3.17)    (.59)      (.56)
                            -------   -------   -------    -------   --------   -------  -------    -------
 Total dividends and
 distributions...........     (2.55)    (3.09)     (.69)      (.62)     (2.69)    (3.21)    (.79)      (.64)
                            -------   -------   -------    -------   --------   -------  -------    -------
 Net asset value, end of
 period..................   $ 20.83   $ 16.77   $ 17.10    $ 15.10     $21.97   $ 17.56  $ 17.74    $ 15.61
                            =======   =======   =======    =======   ========   =======  =======    =======
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset value
 per share...............     41.74%    16.39%    18.34%      4.82%#    42.80%    17.38%   19.26%      5.13%#
                            =======   =======   =======    =======   ========   =======  =======    =======
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................      2.06%     2.14%     2.16%      2.41%*     1.27%     1.35%    1.37%      1.61%*
                            =======   =======   =======    =======   ========   =======  =======    =======
 Investment income
 (loss)--net.............     (1.17)%    (.70)%     .36%       .14%*     (.39)%     .07%    1.15%       .95%*
                            =======   =======   =======    =======   ========   =======  =======    =======
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $70,159   $31,182   $26,920    $11,434   $114,183   $40,173  $24,795    $11,037
                            =======   =======   =======    =======   ========   =======  =======    =======
 Portfolio turnover......     67.02 %   97.87%    60.37%     59.79%     67.02 %   97.87%   60.37%     59.79%
                            =======   =======   =======    =======   ========   =======  =======    =======
 Average commission rate
 paid##..................   $ .0523   $ .0514   $ .0503         --   $  .0523   $ .0514  $ .0503         --
                            =======   =======   =======    =======   ========   =======  =======    =======

----
* Annualized
**
+ Total investment returns exclude the effects of sales loads.
  Commencement of Operations.
++
  Based on average shares outstanding.

# Aggregate total investment return.
##For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Current income is not a factor in the selection of securities. The Fund is intended to provide an opportunity for investors who are not ordinarily in a position to perform the specialized type of research or analysis involved in investing in small and emerging growth companies and to invest sufficient assets in such companies to provide wide diversification.

  In attempting to achieve its investment objective, the Fund may employ various investment strategies. Management seeks to identify those companies that can show significant and sustained increases in earnings over an extended period of time. This strategy focuses on the long-range view of a company's prospects, primarily through fundamental analysis of its management, financial structure, product development, marketing ability and other relevant factors. Management anticipates applying such a strategy of fundamental analysis to small and emerging growth companies.

  Management also may seek to identify companies that can show favorable investment potential through analysis of the economy and the financial markets. This strategy focuses on the long-range view of a company's market valuation, primarily through analysis of economic trends, valuation models, market statistics and other quantitative factors applicable to specific companies, industries or economic sectors.

  Additionally, management of the Fund may, from time to time, identify a number of companies that it believes share favorable investment potential. These companies are often in a particular industry or related industries or market segments. At times, the Fund may acquire the securities of such companies together as a "basket" or group in a single transaction. The Fund may subsequently sell such "basket" as a unit or it may sell only selected securities and continue to hold other securities acquired in the "basket."

  The Fund may also acquire or dispose of "baskets" of securities as a means of rapidly increasing or decreasing exposure to the markets in response to the Fund's cash flow (primarily, the effects of net purchases or net redemptions of the Fund's shares). These "baskets" may be comprised of securities selected solely because their aggregate volatility appears to substantially correlate to the volatility of the markets (or a portion of the markets) in which the Fund invests, although the Fund may continue to hold particular securities included in such a "basket" based on their favorable investment potential.

  Management believes that while the companies in which it invests present above-average risks, properly selected companies of this type also have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Because of its focus on small cap equity securities, the Fund should be considered as a vehicle for diversification and not as a complete investment program.

  Small Companies. Management seeks small companies that offer special investment value in terms of their product or service, research capability or other unique attributes, or are relatively undervalued in the marketplace when compared with their favorable investment potential. The definition of "small companies" will change over time in response to market conditions; for the Fund, "small companies" typically have total market capitalizations, at the time of initial purchase by the Fund, in the same range as companies in the Russell 2000

Stock Index, a widely known small cap investment benchmark. Small companies generally are little known to most individual investors although some may be dominant in their respective industries. Underlying the Fund's investment strategy is management's belief that relatively small companies will continue to have the opportunity to develop into significant business enterprises. Some such companies may be in a relatively early stage of development; others may manufacture a new product or perform a new service. Such companies may not be counted upon to develop into major industrial companies but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

  Emerging Growth Companies. Management also seeks emerging growth companies that either occupy a dominant position in an emerging industry or sub-industry or have a significant and growing market share in a large, fragmented industry or are relatively undervalued in the marketplace when compared to their favorable market potential. Emphasis is given to companies with rapid historical growth rates and above-average returns on equity. Management of the Fund may also analyze and weigh relevant factors beyond the company itself, such as the level of competition in the industry, the extent of governmental regulation, the nature of labor conditions and other related matters.

  While the investment strategies employed by the Fund's management do not, of course, guarantee successful investment results, they do provide ingredients not available to the average individual in making his or her investments in small and emerging growth companies due to the time and cost involved. Careful initial selection is particularly important in this area for new enterprises that have promise but may lack certain of the ingredients necessary to prosper.

  An investment in a fund of this type involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. As indicated, the Fund is designed for investors whose investment objective is growth rather than income. It is definitely not intended as a complete investment program but is designed for those long-term investors who are prepared to experience above-average fluctuations in net asset value.

  The Fund's investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock (including synthetic convertible securities consisting of a debt security and a warrant to purchase common stock, either of which security may be sold by the Fund independently of the other) and rights to subscribe for common stock, and the Fund will maintain at least 80% of its net assets invested in equity securities of small or emerging growth companies except during defensive periods. The Fund may, during temporary periods as market or economic conditions may warrant, invest in other types of securities, including non-convertible preferred stocks and debt securities, U.S. Government and money market securities, including repurchase agreements, or cash, in such proportions as management may determine.

  It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers. Nevertheless, investors should note that investment in securities of foreign issuers involves risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic development and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments.

  Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The investment policies of the Fund described in the preceding paragraphs are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

  The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  The Fund's investments in securities purchased pursuant to Rule 144A are monitored, focusing on such factors, among others, as valuation, liquidity and availability of information. Investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Strategies Involving Options and Futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse movements in the equity, debt and currency markets through the use of various portfolio strategies. The Fund may write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions as discussed below, the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity, debt and currency markets occur.

  Set forth below is a description of the portfolio strategies involving options and futures that the Fund may utilize.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund may write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, United States Government securities or other liquid securities denominated in United States dollars or non-United States currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  The exchanges on which the Fund may conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss for the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

  In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock or Other Financial Index Futures and Options. The Fund is authorized to engage in transactions in stock or other financial index options and futures, and related options on such futures. The Fund may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Fund may invest in stock or other financial index options based on a broad market index or based on a narrow index representing an industry or market segment.

  The Fund may purchase and sell stock or other financial index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in securities and financial futures contracts in United States Government and agency securities and corporate debt securities. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund is authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in any particular securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Investment Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances.

  The Fund is also authorized to sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of debt securities that may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase.

  The Fund is also authorized to purchase and write call and put options on futures contracts (including financial futures) and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on United States and foreign exchanges and in over-the-counter ("OTC") options. Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) that, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fund may deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities that it has committed to, or anticipates it will, purchase that are denominated in such currency, and in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities, interest rates or currencies that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The successful use of options, futures and currency transactions also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

  The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby insuring that the use of such futures contract is unleveraged.

  Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary United States Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Lending of Portfolio Securities. The Fund may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in amounts equal to at least 102% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund.

INVESTMENT RESTRICTIONS

  The Funds investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the United States Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

                            MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of seven individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--Chairman of the Investment Adviser and MLAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  M. Colyer Crum--James R. Williston Professor of Investment Management Emeritus, Harvard Business School.

  Edward H. Meyer--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

  Jack B. Sunderland--President and Director of American Independent Oil Company, Inc. (an energy company).

  J. Thomas Touchton--Managing Partner of The Witt-Touchton Company (a private investment partnership).

  Fred G. Weiss--Managing Director of FGW Associates and Director of Noven Corporation (a pharmaceutical company).
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The Asset Management Group of ML & Co. (which includes the Investment Adviser), acts as the investment adviser to more than 100 registered investment companies and provides investment advisory services to individual and institutional accounts. As of May 1998, the Asset Management Group had a total of approximately $489 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Investment Adviser.

  The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The Investment Adviser has access to the total securities research and economic facilities of Merrill Lynch.

  The Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is higher than that of many other mutual funds, but the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of portfolio securities in which the Fund invests. For the fiscal year ended March 31, 1998, the Investment Adviser earned a fee of $6,981,534 (based on average net assets of approximately $930.9 million).

  The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended March 31, 1998, the amount of such reimbursement was $98,897. For the fiscal year ended March 31, 1998, the ratio of total expenses to average net assets was 1.02% for Class A shares, 2.05% for Class B shares, 2.06% for Class C shares, and 1.27% for Class D shares.

  Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of

ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Company in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Company pursuant to the Investment Advisory Agreement. For the fiscal year ended March 31, 1998, the Investment Adviser paid no fees to MLAM U.K. pursuant to such arrangement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Daniel V. Szemis is Senior Vice President and Portfolio Manager of the Fund. Mr. Szemis has been First Vice President of the Investment Adviser since 1997 and was a Vice President from 1996 to 1997. From 1990 to 1996, Mr. Szemis was a Portfolio Manager with Prudential Mutual Fund Investment Management Advisors.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For the purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended March 31, 1998, the Fund paid the Transfer Agent $2,035,784 pursuant to the Transfer Agency Agreement.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of each of the Investment Adviser and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50 except that (i) for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and (ii) for shareholders who are participants in a Mutual Funds Adviser ("MFA") program administered by Merrill Lynch, the minimum initial purchase is $250.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed, either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS         SALES CHARGE(/1/)           FEE         FEE             FEATURES
---------------------------------------------------------------------------------------
    A      Maximum 5.25% initial sales      No           No                No
                charge(/2/)(/3/)
---------------------------------------------------------------------------------------
    B     CDSC for a period of 4 years,    0.25%        0.75%     B shares convert to
          at a rate of 4.0% during the                           D Shares automatically
           first year, decreasing 1.0%                            after approximately
                 annually to 0.0%(/4/)                              eight years(/5/)
---------------------------------------------------------------------------------------
    C      1.0% CDSC for one year(/6/)     0.25%        0.75%              No
---------------------------------------------------------------------------------------
    D         Maximum 5.25% initial        0.25%         No                No
                sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans and certain fee-based programs were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                               DISCOUNT TO
                                                  SALES LOAD AS PERCENTAGE*  SELECTED DEALERS
                         SALES LOAD AS PERCENTAGE     OF THE NET AMOUNT      AS PERCENTAGE OF
AMOUNT OF PURCHASE          OF OFFERING PRICE             INVESTED          THE OFFERING PRICE
------------------       ------------------------ ------------------------- ------------------
Less than $25,000.......           5.25%                    5.54%                  5.00%
$25,000 but less than
 $50,000................           4.75                     4.99                   4.50
$50,000 but less than
 $100,000...............           4.00                     4.17                   3.75
$100,000 but less than
 $250,000...............           3.00                     3.09                   2.75
$250,000 but less than
 $1,000,000.............           2.00                     2.04                   1.80
$1,000,000 and over**...           0.00                     0.00                   0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge is assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing account maintenance activities.

  For the fiscal year ended March 31, 1998, the Fund sold 12,330,033 Class A shares for aggregate net proceeds to the Fund of $257,288,064. The gross sales charges for the sale of Class A shares of the Fund for that year were $36,202, of which $2,430 and $33,772 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended March 31, 1998, the Distributor received CDSCs of $10,209 with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. During the fiscal year ended March 31, 1998, the Fund sold 6,877,672 Class D shares for aggregate net proceeds to the Fund of $144,426,705. The gross sales charges for the sale of Class D shares of the Fund for that year were $418,634 of which $28,752 and $389,882 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended March 31, 1998, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer- sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met for closed-end funds that commenced operations prior to October 21, 1994. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Class A shares are offered at a net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without a sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of

Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                  CLASS B CDSC
                                                                 AS A PERCENTAGE
                                                                    OF DOLLAR
                                                                 AMOUNT SUBJECT
       YEAR SINCE PURCHASE PAYMENT MADE                             TO CHARGE
       --------------------------------                          ---------------
       0-1......................................................      4.00%
       1-2......................................................      3.00%
       2-3......................................................      2.00%
       3-4......................................................      1.00%
       4 and thereafter.........................................      0.00%

  For the fiscal year ended March 31, 1998, the Distributor received CDSCs of $558,202 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in certain circumstances in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint SM Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares purchased within qualifying Employee Access SM Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholders Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended March 31, 1998, the Distributor received CDSCs of $17,130 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate fund at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors which participate in certain fee-based programs. See "Shareholder Services-- Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended March 31, 1998, the Fund paid the Distributor $4,795,850 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $479.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended March 31, 1998, the Fund paid the Distributor $493,922 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $49.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended March 31, 1998, the Fund paid the Distributor $184,325 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $73.7 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1997, with respect to Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since October 21, 1988 (commencement of operations) exceeded fully allocated accrual revenues by approximately $2,427,000 (.46% of Class B net assets at that date). As of March 31, 1998, with respect to Class B shares, direct cash revenues for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $10,526,630 (1.72% of Class B net assets at that date). As of March 31, 1998 with respect to Class C shares, the fully allocated accrual expenses for the period since October 21, 1994 (commencement of operations) exceeded fully allocated accrual revenues by $227,000, .40% of Class C net assets at that date. As of March 31, 1998, with respect to Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $706,163 (1.01% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee in connection with the Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

                             REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by writing a letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the dealer receives the request for repurchase prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable
CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in the account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the deferred sales charge schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the deferred sales charge schedule relating to the Class B shares of the MLAM-advised fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value.

Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (800) MER-FUND or (800) 637-3863.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payment can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to the investor's bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales

Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. Transactions with respect to the securities of small and emerging growth companies in which the Fund invests may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of more established companies.

  The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. The Fund pays brokerage fees or commissions to Merrill Lynch in connection with portfolio transactions executed by Merrill Lynch. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Supplemental investment research received by the Investment Adviser also may be used by it in servicing its other accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies that broker-dealer to execute transactions for the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares, and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable with respect to that class. See "Additional Information-- Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Fund at the net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. Capital gains distributions will be automatically reinvested in shares of the Fund unless the Shareholder elects to receive such dividends in cash.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading or on such other day on which there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of the Class A shares generally will be higher than the per share net asset value of the shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price or, lacking any sales, at the closing bid price. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund, a diversified, open-end investment company, was incorporated under Maryland law on February 23, 1978. As of the date of this Prospectus, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and/or distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and businesses organizations, the Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the

Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

  Merrill Lynch Financial Data Services, Inc.
  P.O. Box 45289
  Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

     MERRILL LYNCH SPECIAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1)
                                               LOGO MERRILL LYNCH
-------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Special Value Fund, Inc., and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address................................  Name and Address of Employer ........
 .......................................  .....................................
                            (Zip Code)   .....................................
Occupation.............................
 .......................................  .....................................
 .......................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital Gains

     ----------------------               ----------------------
     SELECT  [_] Reinvest                 SELECT  [_] Reinvest
     ONE:    [_] Cash                     ONE:    [_] Cash
     ----------------------               ----------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Special Value Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE): [_] checking  [_] savings

Name on your Account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(If joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH SPECIAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

        --------------------------------------------------------------
           Social Security Number or Taxpayer Identification Number
        --------------------------------------------------------------

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Special Value Fund, Inc., or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Special Value Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch Funds
                                         Distributor, Inc. to act as our agent
-                            -           in connection with transactions under
                                         this authorization form and agree to
                                         notify the Distributor of any purchases
                                         or sales made under a Letter of
                                         Intention, Automatic Investment Plan or
                                         Systematic Withdrawal Plan. We
                                         guarantee the Shareholder's signature.

-                            -           .....................................
                                                Dealer Name and Address
This form when completed should be
mailed to:                               By: .................................
                                            Authorized Signature of Dealer
 Merrill Lynch Special Value Fund, Inc.
 c/o Merrill Lynch Financial             [_][_][_]     [_][_][_][_]
  Data Services, Inc.                    Branch Code      F/C No.  .............
 P.O. Box 45289                                                    F/C Last Name
 Jacksonville, Florida 32232-5289
                                         [_][_][_]  [_][_][_][_][_]
                                         Dealer's Customer Account No.

     MERRILL LYNCH SPECIAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION
(Please Print)

Name of Owner......................          Social Security No. or
                                             Taxpayer Identification
                                                       No.

Name of Co-Owner (if any)..........

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch Special Value Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or
[_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ........... or as soon as possible thereafter.
                            (month)

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU: [_]
$.......... of (check one): [_] Class A, [_] Class B*, [_] Class C* or
[_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE):

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner..................................... Date..................

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name of your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Owner .................................... Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the Systematic Withdrawal Plan is made.

   MERRILL LYNCH SPECIAL VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

[_] Class A shares   [_] Class B shares   [_] Class C shares  [_] Class D shares

of Merrill Lynch Special Value Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

You are hereby authorized to draw an
ACH debit each month on my bank
account for investment in Merrill
Lynch Special Value Fund, Inc., as       To...............................Bank
indicated below:                                       (Investor's Bank)

  Amount of each ACH debit $........     Bank Address.........................


  Account Number ...................     City...... State...... Zip Code......

Please date and invest ACH debits on     As a convenience to me, I hereby
the 20th of each month beginning         request and authorize you to pay and
 ........... or as soon as possible       charge to my account ACH debits
  (month)                                drawn on my account by and payable
thereafter.                              to Merrill Lynch Financial Data
                                         Services, Inc. I agree that your
  I agree that you are drawing these     rights in respect to each such debit
ACH debits voluntarily at my request     shall be the same as if it were a
and that you shall not be liable for     check drawn on you and signed
any loss arising from any delay in       personally by me. This authority is
preparing or failure to prepare any      to remain in effect until revoked by
such debit. If I change banks or         me in writing. Until you receive
desire to terminate or suspend this      such notice, you shall be fully
program, I agree to notify you           protected in honoring any such
promptly in writing. I hereby            debit. I further agree that if any
authorize you to take any action to      such debit be dishonored, whether
correct erroneous ACH debits of my       with or without cause and whether
bank account or purchases of fund        intentionally or inadvertently, you
shares including liquidating shares      shall be under no liability.
of the Fund and crediting my bank
account. I further agree that if a       ............   .....................
debit is not honored upon                    Date           Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   .....................
Investment Plan and to liquidate             Bank      Signature of Depositor
sufficient shares held in my account       Account       (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)


NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER

                             Fund Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAW-FULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing SM System.....................................   3
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  11
 Other Investment Policies and Practices...................................  14
 Investment Restrictions...................................................  18
Management of the Fund.....................................................  19
 Board of Directors........................................................  19
 Management and Advisory Arrangements......................................  20
 Code of Ethics............................................................  21
 Transfer Agency Services..................................................  21
Purchase of Shares.........................................................  22
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  24
 Deferred Sales Charge Alternatives--Class B and
  Class C Shares...........................................................  26
 Distribution Plans........................................................  29
 Limitations on the Payment of Deferred Sales Charges......................  31
Redemption of Shares.......................................................  31
 Redemption................................................................  31
 Repurchase................................................................  32
 Reinstatement Privilege--Class A and Class D Shares.......................  32
Shareholder Services.......................................................  33
 Investment Account........................................................  33
 Exchange Privilege........................................................  33
 Fee-Based Programs........................................................  34
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  35
 Systematic Withdrawal Plans...............................................  35
 Automatic Investment Plans................................................  36
Portfolio Transactions and Brokerage.......................................  36
Performance Data...........................................................  36
Additional Information.....................................................  38
 Dividends and Distributions...............................................  38
 Determination of Net Asset Value..........................................  38
 Taxes.....................................................................  39
 Organization of the Fund..................................................  41
 Year 2000 Issues..........................................................  41
 Shareholder Reports.......................................................  42
 Shareholder Inquiries.....................................................  42
Authorization Form.........................................................  43

                                                          Code #10055-0698


[LOGO]  MERRILL LYNCH

Merrill Lynch
Special Value Fund, Inc.

[ART]

PROSPECTUS

June 30, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH SPECIAL VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Special Value Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Current income is not a factor in management's selection of companies in which the Fund will invest.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees, and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated June 30, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

  The date of this Statement of Additional Information is June 30, 1998.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  The Fund emphasizes investments in companies that, due to the size and kinds of markets that they serve, are less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

  It is anticipated that, in the immediate future, not more than 30% of the Fund's total assets (taken at market value at the time of their acquisition) will be invested in the securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. These risks are described more fully in the Fund's Prospectus under the caption "Investment Objective and Policies."

  The securities in which the Fund invests often will be traded only in the over-the-counter ("OTC") market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the need to dispose of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in management's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, the management will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The annual portfolio turnover rate of the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate for each of the fiscal years ended March 31, 1997 and 1998 was 97.87% and 67.02%, respectively.

              PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund may write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may deal in forward foreign exchange transactions, foreign currency options and futures and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Fund Asset Management, L.P. (the "Investment Adviser"), believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.

  Writing Covered Options. The Fund may write (i.e., sell) covered call options on the securities in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.

  The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of the exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Options referred to herein and in the Prospectus may be options traded on foreign securities exchanges. An options position may be closed only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "Clearing Corporation") may not, at all times, be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund may also enter into over-the-counter options transactions ("OTC options"), which are two party contracts with prices and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange-traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost (premium paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock or other Financial Index Futures and Options. As described in the Prospectus, the Fund is authorized to engage in transactions in stock or other financial index futures and options, and related options on such futures. Set forth below is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (i.e., cash basis), at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may deal in forward foreign exchange among currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into a forward contract with a term of more than one year.

  The Fund may purchase or sell listed OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset in whole or part the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the securities and currencies which are the subject of the hedge. If the prices of the options and futures move more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options, futures and currency transactions also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into options or futures transactions on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and positions limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

                            INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors without approval of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and portfolio manager of the Fund, including their ages and their principal occupations for at least the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (66)--President and Director(1)(2)--Chairman of the Investment Adviser and MLAM (which terms as used herein include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Donald Cecil (71)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  M. Colyer Crum (66)--Director(2)--104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

  Edward H. Meyer (71)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

  Jack B. Sunderland (69)--Director(2)--P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

  J. Thomas Touchton (59)--Director(2)--Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

  Fred G. Weiss (56)--Director(2)--5141 Via de Amalfi Drive, Boca Raton, Florida 33496. Managing Director of FGW Associates since 1997; Vice President, Planning, Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of Noven Corporation (a pharmaceutical company) since 1997.

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (64)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1982; Senior Vice President of Princeton Services since 1993.

  Daniel V. Szemis (38)--Senior Vice President and Portfolio Manager(1)--First Vice President of MLAM since 1997; Vice President of MLAM from 1996 to 1997; Portfolio Manager with Prudential Mutual Fund Investment Management Advisors from 1990 to 1996.

  Donald C. Burke (38)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Gerald M. Richard (49)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  Thomas D. Jones, III (33)--Secretary(1)(2)--Vice President of the Investment Adviser since 1998; Attorney with the Manager since 1992.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.

  At May 31, 1998, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned less than 1% of the outstanding Common Stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director who is not affiliated with the Investment Adviser (each a "non-affiliated Director") an annual fee of $2,000 plus a fee of $500 for each meeting attended and pays all Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of the Audit and Nominating Committee of the Board of Directors (the "Committee"), which consists of all of the non-affiliated Directors, an annual fee of $2,100 and the chairman of such committee receives an annual fee of $750. Fees and expenses paid to the non-affiliated Directors aggregated $32,023 for the fiscal year ended March 31, 1998.

  The following table sets forth, for the fiscal year ended March 31, 1998, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors.

                                                                   AGGREGATE
                                                  PENSION OR      COMPENSATION
                                                  RETIREMENT     FROM FUND AND
                                               BENEFITS ACCRUED MLAM/FAM ADVISED
NAME OF                           COMPENSATION    AS PART OF     FUNDS PAID TO
DIRECTOR                           FROM FUND    FUND EXPENSES     DIRECTORS(1)
--------                          ------------ ---------------- ----------------
Donald Cecil(1)..................    $6,850          None           $275,850
M. Colyer Crum(1)................    $6,100          None           $115,600
Edward H. Meyer(1)...............    $6,100          None           $222,100
Jack B. Sunderland(1)............    $6,100          None           $132,600
J. Thomas Touchton(1)............    $6,100          None           $132,600
Fred G. Weiss(1)(2)..............    $4,258          None           $      0

--------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
    Mr. Cecil (33 registered investment companies consisting of 33 portfolios); Mr. Crum (15 registered investment companies consisting of 15 portfolios); Mr. Meyer (33 registered investment companies consisting of 33 portfolios); Mr. Sunderland (18 registered investment companies consisting of 30 portfolios); Mr. Touchton (18 registered investment companies consisting of 30 portfolios) and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).

(2) Mr. Weiss was elected a Director of the Fund on February 3, 1998.

                     MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  The Investment Advisory Agreement provides that, subject to the supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources.

  The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal years ended March 31, 1996, 1997 and 1998, the Investment Adviser earned fees of $3,704,781, $4,781,445 and $6,981,534, respectively, from the Fund.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholders reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and the transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal years ended March 31, 1996, 1997 and 1998, the amount of such reimbursement was $56,839, $73,232 and $98,897, respectively. As required by the Fund's distribution agreements, the Distributor pays certain of the expenses of the Fund in connection with the continuous offering of its shares including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plans."

  As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, the Investment Adviser paid no advisory fees to MLAM U.K. pursuant to this arrangement.

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and the sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance fee and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirement and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  For the fiscal years ended March 31, 1996, 1997 and 1998, gross sales charges on the sale of Class A shares totaled $49,544, $29,571 and $36,202, respectively, of which $3,362, $1,962 and $2,430, respectively, was received by the Distributor and $46,182, $27,609 and $33,772, respectively, was paid to Merrill Lynch as a selected dealer. For the fiscal years ended March 31, 1996, 1997 and 1998, the gross sales charges on the sale of the Fund's Class D shares totaled $107,123, $117,411 and $418,634, respectively, of which the Distributor received $7,030, $8,139 and $28,752, respectively and Merrill Lynch received $100,093, $109,272 and $389,882, respectively. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage."

  The term "purchase" as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant, record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A or Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered

Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met: first, the sale of the closed-end fund shares must be made through Merrill Lynch and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares; second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering; third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account; and fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A Shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of the other mutual fund and such shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of March 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.

                                             DATA CALCULATED AS OF MARCH 31, 1998
                          ---------------------------------------------------------------------------
                                                                                            ANNUAL
                                             ALLOWABLE                                   DISTRIBUTION
                                   ALLOWABLE  INTEREST             AMOUNTS                  FEE AT
                          ELIGIBLE AGGREGATE     ON     MAXIMUM   PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS     SALES     UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
                          SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE   LEVEL (4)
                          -------- --------- ---------- ------- -------------- --------- ------------
                                                        (IN THOUSANDS)
Class B Shares, for the
 period October 21, 1988
 (commencement of
 operations)
 to March 31, 1998:
 Under NASD Rule as
  Adopted...............  $480,283  $30,017    $4,707   $34,724    $14,354      $20,370     $4,585
 Under Distributor's
  Voluntary Waiver......  $480,283  $30,017    $2,401   $32,418    $14,354      $18,064     $4,585
Class C Shares, for the
 period October 21, 1994
 (commencement of
 operations)
 to March 31, 1998:
 Under NASD Rule as
  Adopted...............  $ 74,024  $ 4,627    $  624   $ 5,251    $   869      $ 4,382     $  526

--------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA SM) program (the "MFA program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to receive payment with respect to any redemption of shares may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the

Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and
(ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at any such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended March 31, 1996, 1997 and 1998, the Distributor received CDSCs of $681,141, $609,907 and $558,202, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor with respect to redemptions of Class B shares during the fiscal years ended March 31, 1996, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal years ended March 31, 1996, 1997 and 1998, the Distributor received CDSCs of $16,859, $27,419 and $17,130, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint, which is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Portfolio Transactions and Brokerage" in the Prospectus.

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. Transactions with respect to the securities of small and emerging growth companies in which the Fund invests may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of more established companies. The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the fiscal year ended March 31, 1996, the Fund paid brokerage commissions of $952,066 of which $24,421 or 2.6% was paid to Merrill Lynch for effecting 2.7% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $1,591,470 of which $9,588 or .60% was paid to Merrill Lynch for effecting 1.16% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended March 31, 1998, the Fund paid brokerage commissions of $1,632,650 of which $75,023 or 4.60% was paid to Merrill Lynch for effecting 5.45% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as securities and economic research and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Supplemental investment research received by the Investment Adviser also may be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  The Fund also may invest in securities traded in the OTC market. Transactions in the OTC market generally are principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to OTC transactions, the Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transaction is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis.

  The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board made a determination not to seek such recapture. The Board will reconsider this matter from time to time. The Investment Adviser has arranged for the Fund's custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage, unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement of the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which Merrill Lynch is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  As a non-fundamental restriction, the Fund will not purchase or retain the securities of any issuer, if those individual officers and Directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than five percent of the securities of such issuer.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund will also determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities traded in the NASDAQ National Market System are valued at the last sale price or, lacking any sales, at the closing bid price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as offered from one or more dealers. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent showing any reinvestment of ordinary income dividends and long-term capital gains distributions activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of ordinary income dividends and capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only on the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable
CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Investors who maintain a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares).

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained by Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if the shareholder's account is maintained by the Transfer Agent that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the NYSE (generally, 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. A withdrawal may be a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semi-annual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to a shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares" in the Prospectus.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class

D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B and Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Global Resources Trust (formerly known as Merrill Lynch Natural Resources Trust) after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Global Resources Trust and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half-year holding period of Fund Class B shares to the three-year holding period for the Merrill Lynch Global Resources Trust Class B shares, the investor will be deemed to have held the new Merrill Lynch Global Resources Trust Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the

CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund that the shareholder continues to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all of its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury regulations promulgated thereunder. The Code and Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                 CLASS A SHARES            CLASS B SHARES
                            ------------------------- -------------------------
                                          REDEEMABLE                REDEEMABLE
                                          VALUE OF A                VALUE OF A
                            EXPRESSED AS HYPOTHETICAL EXPRESSED AS HYPOTHETICAL
                            A PERCENTAGE    $1,000    A PERCENTAGE    $1,000
                             BASED ON A   INVESTMENT   BASED ON A   INVESTMENT
                            HYPOTHETICAL  AT THE END  HYPOTHETICAL  AT THE END
                               $1,000       OF THE       $1,000       OF THE
          PERIOD             INVESTMENT     PERIOD     INVESTMENT     PERIOD
          ------            ------------ ------------ ------------ ------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year ended March 31,
 1998.....................     35.67%     $1,356.70      37.72%     $1,377.20
Five Years ended March 31,
 1998.....................     18.63%     $2,349.70      18.71%     $2,356.90
Ten Years ended March 31,
 1998.....................     12.54%     $3,258.60
Inception (October 21,
 1988) to March 31,
 1998*....................                               12.45%     $3,027.50

                                 CLASS A SHARES            CLASS B SHARES
                            ------------------------- -------------------------
                                          REDEEMABLE                REDEEMABLE
                                          VALUE OF A                VALUE OF A
                            EXPRESSED AS HYPOTHETICAL EXPRESSED AS HYPOTHETICAL
                            A PERCENTAGE    $1,000    A PERCENTAGE    $1,000
                             BASED ON A   INVESTMENT   BASED ON A   INVESTMENT
                            HYPOTHETICAL  AT THE END  HYPOTHETICAL  AT THE END
                               $1,000       OF THE       $1,000       OF THE
          PERIOD             INVESTMENT     PERIOD     INVESTMENT     PERIOD
          ------            ------------ ------------ ------------ ------------
                                            ANNUAL TOTAL RETURN
                               (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
   YEAR ENDED MARCH 31,
   --------------------
1998......................      43.18%    $1,431.80       41.72%    $1,417.20
1997......................      17.62%    $1,176.20       16.44%    $1,164.40
1996......................      19.56%    $1,195.60       18.37%    $1,183.70
1995......................       8.85%    $1,088.50        7.70%    $1,077.00
1994......................      13.14%    $1,131.40       12.03%    $1,120.30
1993......................      10.69%    $1,106.90        9.56%    $1,095.60
1992......................      28.71%    $1,287.10       27.41%    $1,274.10
1991......................      (3.15)%   $  968.50       (4.16)%   $  958.40
1990......................      (5.05)%   $  949.50       (6.00)%   $  940.00
1989......................       5.85%    $1,058.50
1988......................     (18.82)%   $  811.80
1987......................       1.99%    $1,019.90
1986......................      35.40%    $1,354.00
1985......................      13.95%    $1,139.50
1984......................      (7.63)%   $  923.70
1983......................      55.89%    $1,558.90
1982......................     (19.36)%   $  806.40
1981......................      59.88%    $1,598.80
1980......................      (4.76)%   $  952.40
Inception (May 5, 1978) to
 March 31, 1979...........       3.42%    $1,034.20
Inception (October 21,
 1988) to March 31,
 1989*....................                                 2.15%    $1,021.50
                                          AGGREGATE TOTAL RETURN
                               (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (May 5, 1978) to
 March 31, 1998...........     661.11%    $7,611.10
Inception (October 21,
 1988) to March 31,
 1998*....................                               202.75%    $3,027.50

                                        (Please see footnotes on following page)

                                CLASS C SHARES            CLASS D SHARES
                           ------------------------- -------------------------
                                         REDEEMABLE                REDEEMABLE
                                         VALUE OF A                VALUE OF A
                           EXPRESSED AS HYPOTHETICAL EXPRESSED AS HYPOTHETICAL
                           A PERCENTAGE    $1,000    A PERCENTAGE    $1,000
                            BASED ON A   INVESTMENT   BASED ON A   INVESTMENT
                           HYPOTHETICAL  AT THE END  HYPOTHETICAL  AT THE END
                              $1,000       OF THE       $1,000       OF THE
          PERIOD            INVESTMENT     PERIOD     INVESTMENT     PERIOD
          ------           ------------ ------------ ------------ ------------
                                       AVERAGE ANNUAL TOTAL RETURN
                              (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended March 31,
 1998.....................     40.74%    $1,407.40      35.30%     $1,353.00
Inception (October 21,
 1994) to March 31,
 1998**...................     23.13%    $2,046.30      22.16%     $1,991.30
                                           ANNUAL TOTAL RETURN
                              (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
   YEAR ENDED MARCH 31,
   --------------------
1998......................     41.74%    $1,417.40      42.80%     $1,428.00
1997......................     16.39%    $1,163.90      17.38%     $1,173.80
1996......................     18.34%    $1,183.40      19.26%     $1,192.60
Inception (October 21,
 1994) to March 31,
 1995**...................      4.82%    $1,048.20       5.13%     $1,051.30
                                         AGGREGATE TOTAL RETURN
                              (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to March 31,
 1998**...................    104.63%    $2,046.30      99.13%     $1,991.30

--------

 * Information as to Class B shares is presented only for the period October 21, 1988 to March 31, 1998. Prior to October 21, 1988, no Class B shares were publicly issued.

** Information as to Class C and Class D shares is presented for the period
   October 21, 1994 to March 31, 1998. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect a greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on February 23, 1978. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures (except that Class B shares have certain voting rights with respect to Class D expenditures). The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement;
(iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Also, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding as of March 31, 1998, is calculated as set forth below.

                               CLASS A      CLASS B      CLASS C     CLASS D
                             ------------ ------------ ----------- ------------
Net Assets.................. $396,198,106 $611,363,727 $70,158,953 $114,183,258
                             ============ ============ =========== ============
Number of Shares
 Outstanding................   17,983,361   29,073,279   3,368,566    5,196,347
                             ============ ============ =========== ============
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)............... $      22.03 $      21.03 $     20.83 $      21.97
Sales Charge (for Class A
 and Class D shares: 5.25%
 of offering price (5.54% of
 net asset value))*.........         1.22           **          **         1.22
                             ------------ ------------ ----------- ------------
Offering Price.............. $      23.25 $      21.03 $     20.83 $      23.19
                             ============ ============ =========== ============

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charge--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on March 31 of each year. The Fund sends to its shareholders at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  To the knowledge of the Fund, the following person or entity owned beneficially 5% or more of the Fund's shares as of June 1, 1998.

                 NAME                      ADDRESS         PERCENT OF CLASS
                 ----                      -------         ----------------
      Merrill Lynch Trust Company      P.O. Box 30532        51% Class A
       FBO The Southern Company    New Brunswick, NJ 08989
         Employee Savings Plan
       Attn: Neil J. Dorflinger
          Acct # C12-89934R01

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Special Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Special Value Fund, Inc. as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Special Value Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 8, 1998

Merrill Lynch Special Value Fund Inc.                             March 31, 1998

SCHEDULE OF INVESTMENTS

                             Shares                                                                        Value      Percent of
Sector*                       Held               Stocks                                   Cost           (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Auto & Transportation
------------------------------------------------------------------------------------------------------------------------------------
                             252,500     Air Express International Corp.           $    4,472,800    $    6,707,031       0.6%
                             431,300     Circle International Group, Inc.              11,191,474        11,429,450       1.0
                           1,676,400    +Envirosource, Inc.                             6,185,721         3,876,675       0.3
                             428,500    +Landair Services, Inc. (d)                     4,216,915        14,140,500       1.2
                             350,500     Meritor Automotive, Inc.                       7,707,445         9,310,156       0.8
                             745,000    +Miller Industries, Inc.                        7,231,255         5,447,813       0.4
                             434,800     Walbro Corp. (d)                               8,254,004         5,326,300       0.4
                                                                                   --------------    --------------     ------
                                                                                       49,259,614        56,237,925       4.7
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary
------------------------------------------------------------------------------------------------------------------------------------
                             507,000    +APAC Teleservices, Inc.                        6,926,423         6,559,313       0.5
                               1,317     Alfin, Inc. (Preferred)(a)                             0            24,259       0.0
                           1,121,700    +Au Bon Pain Company, Inc. (Class A)(d)         7,525,064         9,464,344       0.8
                             128,300    +Axiom, Inc.                                    1,501,780           801,875       0.1
                             434,500     J. Baker, Inc.                                 3,619,080         3,421,688       0.3
                              21,200    +Boise Cascade Office Products Corp.              366,710           402,800       0.0
                             371,000     Callaway Golf Company                         10,593,814        10,759,000       0.9
                              15,800    +The Cheesecake Factory                           355,500           526,338       0.0
                           1,135,000     Danka Business Systems PLC (ADR)(b)           21,306,323        20,855,625       1.7
                             133,100    +Department 56, Inc.                            2,953,023         5,057,800       0.4
                             132,000     Dover Downs Entertainment, Inc.                2,794,937         3,894,000       0.3
                             235,000    +Farah, Inc.                                    1,606,481         1,483,438       0.1
                              34,400     Fingerhut Companies, Inc.                        658,330           892,250       0.1
                             130,100    +Global DirectMail Corp.                        2,818,693         2,406,850       0.2
                             326,600    +HA-LO Industries, Inc.                         4,476,002        11,410,588       1.0
                             830,000     Heilig-Meyers Company                         12,066,876        11,671,875       1.0
                             295,400    +ITI Technologies, Inc.                         4,273,172         7,680,400       0.7
                              34,900    +Metromail Corp.                                  542,695         1,208,413       0.1
                           1,111,600    +Micro Warehouse, Inc.                         13,665,799        18,132,975       1.5
                              93,400    +New Horizons Worldwide, Inc.                   1,205,232         1,225,875       0.1
                             700,500    +Norton McNaughton, Inc. (d)                   10,056,577         3,371,156       0.3
                           1,284,800    +Paxson Communications Corporation             13,894,938        14,293,400       1.2
                                 500    +QuickResponse Services, Inc.                      17,205            26,750       0.0
                             543,300    +SITEL Corporation                              5,075,810         6,927,075       0.6
                             506,500    +Sodak Gaming, Inc.                             6,191,644         3,577,156       0.3
                             467,800     Unitog Company                                10,972,169        10,817,875       0.9
                             439,200    +Viking Office Products, Inc.                   8,648,861        10,156,500       0.9
                             651,600    +WMS Industries, Inc.                          12,651,543        20,403,225       1.7
                               3,300    +West Teleservices Corp.                           46,200            55,275       0.0
                                                                                   --------------    --------------     ------
                                                                                      166,810,881       187,508,118      15.7
------------------------------------------------------------------------------------------------------------------------------------
Energy
------------------------------------------------------------------------------------------------------------------------------------
                             222,200    +Barrett Resources Corp.                        6,950,418         7,763,113       0.6
                             559,900    +Benton Oil & Gas Co.                           8,510,720         6,193,894       0.5
                             385,000    +Forcenergy, Inc.                               8,623,882        10,202,500       0.9
                             135,400    +Key Energy Group, Inc.                         2,005,263         2,208,713       0.2
                             457,844    +Louis Dreyfus Natural Gas Corp.                7,397,649         8,355,653       0.7
                             140,000    +Plains Resources, Inc.                         1,461,553         2,380,000       0.2
                             308,391    +Plains Resources, Inc. (c)                     1,806,983         5,165,549       0.4
                             175,100    +Stone Energy Corporation                       6,163,019         6,839,844       0.6
                             341,700    +Tom Brown, Inc.                                4,564,569         7,645,537       0.7
                                                                                   --------------    --------------     ------
                                                                                       47,484,056        56,754,803       4.8
====================================================================================================================================

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

                             Shares                                                                        Value      Percent of
Sector*                       Held               Stocks                                   Cost           (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Services
------------------------------------------------------------------------------------------------------------------------------------
                              80,050     American National Insurance Co.           $    6,324,332    $    7,814,881       0.7%
                             208,500    +The BISYS Group, Inc.                          6,611,599         7,349,625       0.6
                             160,130     Charter One Financial, Inc.                    2,619,886        10,718,702       0.9
                             111,500    +Civic Bancorp, Inc.                              575,298         2,048,813       0.2
                             173,500     HCC Insurance Holdings, Inc.                   2,877,363         3,990,500       0.3
                             147,000     National Data Corporation                      5,553,865         6,109,688       0.5
                             344,000     PXRE Corp.                                     7,458,860        10,664,000       0.9
                             105,990     Reliastar Financial Corp.                      1,347,361         4,882,164       0.4
                               1,400     Trenwick Group, Inc.                              51,275            52,500       0.0
                                                                                   --------------    --------------     ------
                                                                                       33,419,839        53,630,873       4.5
------------------------------------------------------------------------------------------------------------------------------------
Healthcare
------------------------------------------------------------------------------------------------------------------------------------
                             272,835    +AXYS Pharmaceuticals, Inc.                     2,547,239         2,319,098       0.2
                             143,200    +Biomatrix, Inc.                                2,138,507         4,278,100       0.4
                             267,100    +COR Therapeutics, Inc.                         2,579,398         3,305,363       0.3
                             273,700    +Cephalon, Inc.                                 2,738,179         3,831,800       0.3
                             188,800    +EndoSonics Corp.                               1,764,585         1,958,800       0.2
                             424,000    +Genome Therapeutics Corp.                      3,619,214         3,657,000       0.3
                             595,900    +HCIA, Inc. (d)                                 7,322,122         8,789,525       0.7
                             500,000    +Isolyser Company, Inc.                         3,047,185         1,312,500       0.1
                             454,600    +Magainin Pharmaceuticals, Inc.                 4,779,299         2,528,713       0.2
                             540,200    +Magellan Health Services, Inc.                13,710,500        14,045,200       1.2
                             704,500    +MedPartners, Inc.                              7,375,356         7,221,125       0.6
                             538,000    +NABI, Inc.                                     3,708,502         1,647,625       0.1
                             347,400    +NeoRx Corp.                                    2,201,611         1,856,419       0.2
                             167,500    +Neurogen Corporation                           2,228,092         2,575,313       0.2
                             236,700    +Ostex International, Inc.                      2,734,502           591,750       0.0
                             274,400    +Pharmaceutical Product Development, Inc.       3,539,578         6,414,100       0.5
                             574,500    +Ramsay Health Care, Inc. (d)                   3,830,632         1,795,313       0.2
                             300,850    +Scios, Inc.                                    1,387,073         3,666,609       0.3
                              93,000    +Sierra Health Services, Inc.                   2,866,480         3,708,375       0.3
                           1,065,000    +VISX, Inc. (d)                                24,162,305        26,625,000       2.2
                             568,300    +Vivus, Inc.                                   13,161,340         6,677,525       0.6
                                                                                   --------------    --------------     ------
                                                                                      111,441,699       108,805,253       9.1
------------------------------------------------------------------------------------------------------------------------------------
Integrated Oils
------------------------------------------------------------------------------------------------------------------------------------
                             176,800    +Basin Exploration, Inc.                        3,031,324         3,646,500       0.3
------------------------------------------------------------------------------------------------------------------------------------
Materials & Processing
------------------------------------------------------------------------------------------------------------------------------------
                             468,100    +ACX Technologies, Inc.                         9,970,461        11,205,144       0.9
                             500,000     Apogee Enterprises, Inc.                       5,946,645         6,625,000       0.6
                             580,252     BHA Group, Inc. (Class A) (d)                  7,083,104        10,372,005       0.9
                              42,700    +Cameron Ashley Building Products, Inc.           677,862           781,944       0.1
                             237,200     Castle (A.M.) & Company                        3,984,960         5,485,250       0.5
                             329,500    +Citation Corp.                                 4,725,918         7,393,156       0.6
                             705,000     Commonwealth Industries, Inc.                 12,360,443        12,293,437       1.0
                              16,700     Foamex International, Inc.                       220,425           293,294       0.0
                             302,700    +Giant Cement Holding, Inc.                     3,059,895         8,097,225       0.7

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

                             Shares                                                                        Value      Percent of
Sector*                       Held               Stocks                                   Cost           (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Materials & Processing (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                             264,000     Inland Steel Industries, Inc.             $    7,692,626    $    7,293,000       0.6%
                             938,600    +Insituform Technologies, Inc. (Class A)        6,994,439        10,500,587       0.9
                              98,900    +Novamerican Steel, Inc.                        1,070,588         1,273,337       0.1
                             385,510    +Paxar Corp.                                    5,621,296         5,469,423       0.5
                             157,000     Quanex Corp.                                   4,307,020         4,719,812       0.4
                             208,900    +Ryerson Tull, Inc. (Class A)                   2,807,419         4,021,325       0.3
                             585,000    +Shiloh Industries, Inc.                        7,889,761        13,162,500       1.1
                             253,500    +Wolverine Tube, Inc.                           7,470,047        10,171,687       0.8
                             846,677    +Zemex Corporation (d)                          7,282,851         8,043,431       0.7
                                                                                   --------------    --------------     ------
                                                                                       99,165,760       127,201,557      10.7
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous
------------------------------------------------------------------------------------------------------------------------------------
                             425,000    +Dan River, Inc. (Class A)                      6,396,243         8,075,000       0.7
                             528,000    +Figgie International, Inc. (Class A)           7,351,804         7,260,000       0.6
                             346,600    +MasTec, Inc.                                   8,453,253        10,917,900       0.9
                           1,609,700     Mercer International, Inc. (d)                21,053,577        15,795,181       1.3
                             982,650    +Metromedia International Group, Inc.          11,475,786        14,923,997       1.2
                             235,800    +Primark Corporation                            6,336,889        10,080,450       0.9
                             147,900    +Waddell & Reed Financial, Inc.                 3,449,048         3,845,400       0.3
                                                                                   --------------    --------------     ------
                                                                                       64,516,600        70,897,928       5.9
------------------------------------------------------------------------------------------------------------------------------------
Producer Durables
------------------------------------------------------------------------------------------------------------------------------------
                             171,300     AGCO Corp.                                     4,212,749         5,085,469       0.4
                             178,700    +Allen Telecom, Inc.                            3,163,312         2,814,525       0.2
                             419,600     Applied Industrial Technologies, Inc.          8,937,144        11,302,975       1.0
                             586,200    +B.I., Inc. (d)                                 5,366,809         6,155,100       0.5
                             523,600    +Brown & Sharpe Manufacturing Company
                                         (Class A)                                      7,040,642         6,217,750       0.5
                             131,600    +CUNO, Incorporated                             1,809,500         2,895,200       0.2
                             808,800    +Comdial Corp. (d)                              4,965,675         8,896,800       0.8
                             317,000    +DONCASTERS PLC (ADR)(b)                        5,766,768         8,281,625       0.7
                             511,000    +ESCO Electronics Corporation                   8,934,284         8,431,500       0.7
                             162,450     General Cable Corp.                            3,411,450         7,371,169       0.6
                             107,100     Kennametal, Inc.                               4,825,389         5,636,137       0.5
                             225,200    +Nu Horizons Electronics Corp.                  1,738,264         1,460,281       0.1
                             149,600     Oakwood Homes Corp.                            3,232,033         5,479,100       0.5
                             272,100     Ryland Group, Inc.                             3,984,616         7,516,762       0.6
                              16,800    +Southern Energy Homes, Inc.                      203,337           203,700       0.0
                             522,400     Stewart & Stevenson Services, Inc.            12,162,255        12,570,250       1.1
                             518,750    +TALX Corp. (d)                                 4,385,624         2,528,906       0.2
                             216,800    +Toll Brothers, Inc.                            4,208,656         6,097,500       0.5
                             149,200    +Triumph Group, Inc.                            3,752,560         6,620,750       0.6
                                                                                   --------------    --------------     ------
                                                                                       92,101,067       115,565,499       9.7
====================================================================================================================================

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

                             Shares                                                                        Value      Percent of
Sector*                       Held               Stocks                                   Cost           (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Technology
------------------------------------------------------------------------------------------------------------------------------------
                             508,400    +Alpha Industries, Inc.                    $    3,385,459    $    7,848,425       0.7%
                             497,100    +Anixter International, Inc.                    7,849,509         9,165,281       0.8
                             629,700    +Ardent Software, Inc. (d)                      5,920,189         9,130,650       0.8
                             434,600    +Bell Industries, Inc.                          6,923,368         6,138,725       0.5
                             427,388    +Boole & Babbage, Inc.                          1,352,577        10,470,994       0.9
                             442,100    +Brite Voice Systems, Inc.                      5,650,961         4,255,212       0.3
                             473,300    +Business Objects S.A. (ADR)(b)                 5,908,381         7,158,662       0.6
                           1,082,500    +CHS Electronics, Inc.                         15,596,087        20,296,875       1.7
                             833,150    +C.P. Clare Corp. (d)                           7,758,336        11,559,956       1.0
                             142,700    +Cylink Corporation                             1,955,715         2,060,231       0.2
                             552,800    +DII Group, Inc.                                6,041,762        11,885,200       1.0
                             684,600    +DSP Communications, Inc.                       6,176,523        11,680,987       1.0
                             187,000    +Hadco Corporation                              7,803,236         7,409,875       0.6
                             220,160    +Harbinger Corp.                                4,402,009         8,311,040       0.7
                              65,400    +Harmonic Lightwaves, Inc.                        999,966         1,054,575       0.1
                             536,000    +IKOS Systems, Inc.                             4,698,851         3,618,000       0.3
                              26,200    +Identix, Inc.                                    224,010           222,700       0.0
                             512,700    +Learning Company, Inc. (The)                   6,571,267        11,856,187       1.0
                             236,900    +MathSoft, Inc.                                 1,247,850           814,344       0.1
                           1,183,500    +Mentor Graphics Corporation                   12,093,439        11,613,094       1.0
                             849,100    +Network Equipment Technologies, Inc.          12,073,349        13,797,875       1.1
                             661,550    +Phoenix Technologies Ltd.                      9,038,406         7,938,600       0.7
                             541,600    +Planar Systems, Inc. (d)                       6,312,648         6,905,400       0.6
                             277,000    +Software Spectrum, Inc. (d)                    5,550,546         6,024,750       0.5
                             151,717    +Sterling Commerce, Inc.                        3,430,396         7,035,876       0.6
                             134,700    +Storage Technology Corp.                       2,591,422        10,245,619       0.8
                           1,178,800    +Structural Dynamics Research Corp.            22,796,679        29,322,650       2.4
                           1,093,500    +Sybase, Inc.                                  16,386,324        10,559,109       0.9
                             709,300     Texlon Corp.                                   9,253,708        18,796,450       1.6
                              55,000    +Wang Laboratories, Inc.                          979,551         1,701,562       0.1
                             431,700    +Wonderware Corporation                         7,272,884        10,306,837       0.8
                                                                                   --------------    --------------     ------
                                                                                      208,245,408       279,185,741      23.4
------------------------------------------------------------------------------------------------------------------------------------
Utilities
------------------------------------------------------------------------------------------------------------------------------------
                             524,800    +Applied Digital Access, Inc.                   3,912,965         4,198,400       0.4
====================================================================================================================================
                                         Total Stocks                                 879,389,213     1,063,632,597      89.2
====================================================================================================================================

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

                             Face                                                                          Value      Percent of
                            Amount               Issue                                    Cost           (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**      $ 25,000,000     Atlantic Asset Securitization Corp.,
                                         5.55% due 4/14/1998                       $   24,949,896    $   24,949,896       2.1%
                          20,000,000     Falcon Asset Securitization Corp., 5.60%
                                         due 4/24/1998                                 19,928,445        19,928,445       1.7
                          24,526,000     General Motors Acceptance Corp., 6.13%
                                         due 4/01/1998                                 24,526,000        24,526,000       2.0
                          17,638,000     Park Avenue Receivables Corp., 5.58% due
                                         4/01/1998                                     17,638,000        17,638,000       1.5
                          20,000,000     Republic Industries, Inc., 5.56% due
                                         4/02/1998                                     19,996,911        19,996,911       1.7
`                         20,000,000     Riverwoods Funding Corp., 5.55% due
                                         4/15/1998                                     19,956,833        19,956,833       1.7
====================================================================================================================================
                                         Total Short-Term Securities                  126,996,085       126,996,085      10.7
====================================================================================================================================
Total Investments                                                                  $1,006,385,298     1,190,628,682      99.9
                                                                                   ==============

Other Assets Less Liabilities                                                                             1,275,362       0.1
                                                                                                     --------------     ------
Net Assets                                                                                           $1,191,904,044     100.0%
                                                                                                     ==============     ======
====================================================================================================================================

+   Non-income producing security.
* Holdings are classified into the economic sectors found in the Russell 2000 Index.
** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) Security represents 14.5% cumulative preferred stock. For each share of preferred stock, the Fund will receive an annual dividend of approximately
    9.43 shares of common stock.
(b) American Depositary Receipts (ADR).
(c) The security may be sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------
                                                Net Share       Net     Dividend
Sector                      Affiliate           Activity       Cost      Income
--------------------------------------------------------------------------------
Auto &               Landair Services, Inc.    $(201,800)  $(2,065,321)       ++
  Transportation
Auto &               Walbro Corp.                 44,800       917,412  $165,960
  Transportation
Consumer             Au Bon Pain Company, Inc.   390,700     2,868,609        ++
  Discretionary        (Class A)
Consumer             Norton McNaughton, Inc.          --            --        ++
  Discretionary
Healthcare           HCIA, Inc.                  595,900     7,322,122        ++
Healthcare           Ramsay Health Care, Inc.         --            --        ++
Healthcare           VISX, Inc.                  596,200    12,667,726        ++
Materials &          BHA Group, Inc. (Class A)    50,932      (28,157)        ++
  Processing
Materials &          Zemex Corporation            16,601            --        ++
  Processing
Miscellaneous        Mercer International, Inc.  172,000     1,697,100    43,131
Producer Durables    B.I., Inc.                  183,200     1,300,217        ++
Producer Durables    Comdial Corp.                27,500       175,312        ++
Producer Durables    TALX Corp.                   55,500       387,000        ++
Technology           Ardent Software, Inc.       629,700     5,920,189        ++
Technology           C.P. Clare Corp.             90,600     1,396,538        ++
Technology           Planar Systems, Inc.        251,600     2,721,212        ++
Technology           Software Spectrum, Inc.     (96,400)   (2,409,021)       ++
--------------------------------------------------------------------------------
++ Non-income producing security.

See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.      March 31, 1998

FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Assets:           Investments, at value (identified cost--$1,006,385,298) (Note 1a)..........                        $1,190,628,682
                  Receivables:
                     Securities sold.........................................................   $    5,280,294
                     Capital shares sold.....................................................        4,510,129
                     Dividends...............................................................            6,940            9,797,363
                                                                                                --------------
                  Prepaid registration fees and other assets (Note 1e).......................                               126,244
                                                                                                                     --------------
                  Total assets...............................................................                         1,200,552,289
                                                                                                                     --------------
===================================================================================================================================
Liabilities:      Payables:
                     Securities purchased....................................................        4,114,232
                     Capital shares redeemed.................................................        2,715,304
                     Investment adviser (Note 2).............................................          762,524
                     Distributor (Note 2)....................................................          605,775            8,197,835
                                                                                                --------------
                  Accrued expenses and other liabilities.....................................                               450,410
                                                                                                                     --------------
                  Total liabilities..........................................................                             8,648,245
                                                                                                                     --------------
===================================================================================================================================
Net Assets:       Net assets.................................................................                        $1,191,904,044
                                                                                                                     ==============
===================================================================================================================================
Net Assets        Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:       authorized.................................................................                        $    1,798,336
                  Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                  authorized.................................................................                             2,907,328
                  Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                  authorized.................................................................                               336,857
                  Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                  authorized.................................................................                               519,635
                  Paid-in capital in excess of par...........................................                           943,552,513
                  Undistributed realized capital gains on investments--net...................                            58,545,991
                  Unrealized appreciation on investments--net................................                           184,243,384
                                                                                                                     --------------
                  Net assets.................................................................                        $1,191,904,044
                                                                                                                     ==============
===================================================================================================================================
Net Asset Value:  Class A--Based on net assets of $396,198,106 and 17,983,361 shares
                           outstanding.......................................................                        $        22.03
                                                                                                                     ==============
                  Class B--Based on net assets of $611,363,727 and 29,073,279 shares
                           outstanding.......................................................                        $        21.03
                                                                                                                     ==============
                  Class C--Based on net assets of $70,158,953 and 3,368,566 shares
                           outstanding.......................................................                        $        20.83
                                                                                                                     ==============
                  Class D--Based on net assets of $114,183,258 and 5,196,347 shares
                           outstanding.......................................................                        $        21.97
                                                                                                                     ==============
===================================================================================================================================

                  See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

--------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the Year Ended March 31, 1998
--------------------------------------------------------------------------------------------------------------------------
Investment           Interest and discount earned ......................................................    $    5,676,368
Income               Dividends (net of $4,275 foreign withholding tax) .................................         2,607,177
                                                                                                            --------------
(Notes 1c & 1d):     Total income ......................................................................         8,283,545
                                                                                                            --------------
==========================================================================================================================
Expenses:            Investment advisory fees (Note 2) .................................................         6,981,534
                     Account maintenance and distribution fees--Class B (Note 2) .......................         4,795,850
                     Transfer agent fees--Class B (Note 2) .............................................         1,099,578
                     Transfer agent fees--Class A (Note 2) .............................................           666,546
                     Account maintenance and distribution fees--Class C (Note 2) .......................           493,922
                     Registration fees (Note 1e) .......................................................           202,784
                     Account maintenance fees--Class D (Note 2) ........................................           184,325
                     Transfer agent fees--Class D (Note 2) .............................................           151,674
                     Transfer agent fees--Class C (Note 2) .............................................           117,986
                     Printing and shareholder reports ..................................................           110,193
                     Custodian fees ....................................................................           103,708
                     Accounting services (Note 2) ......................................................            98,897
                     Professional fees .................................................................            73,285
                     Directors' fees and expenses ......................................................            32,023
                     Pricing fees ......................................................................               822
                     Other .............................................................................            12,567
                                                                                                            --------------
                     Total expenses ....................................................................        15,125,694
                                                                                                            --------------
                     Investment loss--net ..............................................................        (6,842,149)
                                                                                                            --------------
==========================================================================================================================
Realized &           Realized gain on investments--net .................................................       123,972,911
Unrealized Gain on   Change in unrealized appreciation on investments--net .............................       165,606,065
Investments--Net                                                                                            --------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ..............................    $  282,736,827
                                                                                                            ==============
==========================================================================================================================

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.      March 31, 1998

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        For the Year
                                                                                                       Ended March 31,
                                                                                             --------------------------------
Increase (Decrease) in Net Assets:                                                                  1998             1997
=============================================================================================================================
Operations:          Investment loss--net ................................................   $   (6,842,149)   $   (1,854,279)
                     Realized gain on investments--net ...................................      123,972,911       129,452,799
                     Change in unrealized appreciation on investments--net ...............      165,606,065       (31,593,968)
                                                                                             --------------    --------------
                     Net increase in net assets resulting from operations ................      282,736,827        96,004,552
                                                                                             --------------    --------------
=============================================================================================================================
Dividends &          Investment income--net:
Distributions to        Class A ..........................................................               --          (626,240)
Shareholders            Class D ..........................................................               --           (58,931)
(Note 1f):           Realized gain on investments--net:
                        Class A ..........................................................      (39,789,579)      (37,231,113)
                        Class B ..........................................................      (57,233,633)      (59,362,677)
                        Class C ..........................................................       (5,666,588)       (5,770,673)
                        Class D ..........................................................       (8,409,567)       (5,290,682)
                                                                                             --------------    --------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .......................................     (111,099,367)     (108,340,316)
                                                                                             --------------    --------------
=============================================================================================================================
Capital Shares       Net increase in net assets derived from capital share transactions ..      387,703,762       101,712,227
Transactions                                                                                 --------------    --------------
(Note 4):
=============================================================================================================================
Net Assets:          Total increase in net assets ........................................      559,341,222        89,376,463
                     Beginning of year ...................................................      632,562,822       543,186,359
                                                                                             --------------    --------------
                     End of year .........................................................   $1,191,904,044    $  632,562,822
                                                                                             ==============    ==============
=============================================================================================================================

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

------------------------------------------------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                                         Class A++
The following per share data and ratios have been derived        -------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended March 31,
                                                                 -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1998        1997        1996        1995       1994
========================================================================================================================
Per Share            Net asset value, beginning of year .......  $  17.59    $  17.77    $  15.63    $  15.88    $ 15.32
Operating                                                        --------    --------    --------    --------    -------
Performance:         Investment income (loss)--net ............      (.03)        .06         .24         .16        .10
                     Realized and unrealized gain on
                     investments--net .........................      7.20        3.01        2.72        1.09       1.87
                                                                 --------    --------    --------    --------    -------
                     Total from investment operations .........      7.17        3.07        2.96        1.25       1.97
                                                                 --------    --------    --------    --------    -------
                     Less dividends and distributions:
                        Investment income--net ................        --        (.06)       (.23)       (.10)       .00+
                        Realized gain on investments--net .....     (2.73)      (3.19)       (.59)      (1.40)     (1.41)
                                                                 --------    --------    --------    --------    -------
                     Total dividends and distributions ........     (2.73)      (3.25)       (.82)      (1.50)     (1.41)
                                                                 --------    --------    --------    --------    -------
                     Net asset value, end of year .............  $  22.03    $  17.59    $  17.77    $  15.63    $ 15.88
                                                                 ========    ========    ========    ========    =======
========================================================================================================================
Total Investment     Based on net asset value per share .......     43.18%      17.62%      19.56%       8.85%     13.14%
Return:*                                                         ========    ========    ========    ========    =======
========================================================================================================================
Ratios to Average    Expenses .................................      1.02%       1.10%       1.12%       1.15%      1.17%
Net Assets:                                                      ========    ========    ========    ========    =======
                     Investment income (loss)--net ............      (.13%)       .34%       1.43%       1.04%       .62%
                                                                 ========    ========    ========    ========    =======
========================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...  $396,198    $223,492    $181,297    $106,506    $78,804
Data:                                                            ========    ========    ========    ========    =======
                     Portfolio turnover .......................     67.02%      97.87%      60.37%      59.79%     68.70%
                                                                 ========    ========    ========    ========    =======
                     Average commission rate paid+++ ..........  $  .0523    $  .0514    $  .0503          --         --
                                                                 ========    ========    ========    ========    =======
========================================================================================================================

                *    Total investment returns exclude the effects of sales
                     loads.
                +    Amount is less than $.01 per share.
                ++   Based on average shares outstanding.
                +++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

-------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                        Class B++
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended March 31,
                                                                 --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1998        1997        1996        1995        1994
=========================================================================================================================

Per Share            Net asset value, beginning of year .......  $  16.91    $  17.21    $  15.16    $  15.49    $  15.01
Operating                                                        --------    --------    --------    --------    --------
Performance:         Investment income (loss)--net ............      (.23)       (.12)        .07         .00+       (.06)
                     Realized and unrealized gain on
                     investments--net .........................      6.90        2.90        2.64        1.06        1.83
                                                                 --------    --------    --------    --------    --------
                     Total from investment operations .........      6.67        2.78        2.71        1.06        1.77
                                                                 --------    --------    --------    --------    --------
                     Less dividends and distributions:
                        Investment income--net ................        --          --        (.07)        .00+        .00+
                        Realized gain on investments--net .....     (2.55)      (3.08)       (.59)      (1.39)      (1.29)
                                                                 --------    --------    --------    --------    --------
                     Total dividends and distributions ........     (2.55)      (3.08)       (.66)      (1.39)      (1.29)
                                                                 --------    --------    --------    --------    --------
                     Net asset value, end of year .............  $  21.03    $  16.91    $  17.21    $  15.16    $  15.49
                                                                 ========    ========    ========    ========    ========
=========================================================================================================================
Total Investment     Based on net asset value per share .......     41.72%      16.44%      18.37%       7.70%      12.03%
Return:*                                                         ========    ========    ========    ========    ========
=========================================================================================================================
Ratios to Average    Expenses .................................      2.05%       2.13%       2.15%       2.20%       2.19%
Net Assets:                                                      ========    ========    ========    ========    ========
                     Investment income (loss)--net ............     (1.16%)      (.68%)       .44%        .02%       (.41%)
                                                                 ========    ========    ========    ========    =======
=========================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...  $611,364    $337,716    $310,174    $237,359    $112,768
Data:                                                            ========    ========    ========    ========    ========
                     Portfolio turnover .......................     67.02%      97.87%      60.37%      59.79%      68.70%
                                                                 ========    ========    ========    ========    ========
                     Average commission rate paid+++ ..........  $  .0523    $  .0514    $  .0503          --          --
                                                                 ========    ========    ========    ========    ========
=========================================================================================================================

                *    Total investment returns exclude the effects of sales
                     loads.
                +    Amount is less than $.01 per share.
                ++   Based on average shares outstanding.
                +++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

---------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------
                                                                                Class C++
                                                                 ----------------------------------------
                                                                                                  For the
                                                                                                   Period
The following per share data and ratios have been derived                 For the Year            Oct. 21,
from information provided in the financial statements.                   Ended March 31,          1994+ to
                                                                 ----------------------------     March 31,
Increase (Decrease) in Net Asset Value:                            1998       1997       1996       1995
=========================================================================================================
Per Share            Net asset value, beginning of period .....  $ 16.77    $ 17.10    $ 15.10    $ 15.06
Operating                                                        -------    -------    -------    -------
Performance:         Investment income (loss)--net ............     (.23)      (.13)       .06        .01
                     Realized and unrealized gain on
                     investments--net .........................     6.84       2.89       2.63        .65
                                                                 -------    -------    -------    -------
                     Total from investment operations .........     6.61       2.76       2.69        .66
                                                                 -------    -------    -------    -------
                     Less dividends and distributions:
                        Investment income--net ................       --         --       (.10)      (.06)
                        Realized gain on investments--net .....    (2.55)     (3.09)      (.59)      (.56)
                                                                 -------    -------    -------    -------
                     Total dividends and distributions ........    (2.55)     (3.09)      (.69)      (.62)
                                                                 -------    -------    -------    -------
                     Net asset value, end of period ...........  $ 20.83    $ 16.77    $ 17.10    $ 15.10
                                                                 =======    =======    =======    =======
=========================================================================================================
Total Investment     Based on net asset value per share .......    41.74%     16.39%     18.34%      4.82%#
Return:**                                                        =======    =======    =======    =======
=========================================================================================================
Ratios to Average    Expenses .................................     2.06%      2.14%      2.16%      2.41%*
Net Assets:                                                      =======    =======    =======    =======
                     Investment income (loss)--net ............    (1.17%)     (.70%)      .36%       .14%*
                                                                 =======    =======    =======    =======
=========================================================================================================
Supplemental         Net assets, end of period (in thousands) .  $70,159    $31,182    $26,920    $11,434
Data:                                                            =======    =======    =======    =======
                     Portfolio turnover .......................    67.02%     97.87%     60.37%     59.79%
                                                                 =======    =======    =======    =======
                     Average commission rate paid+++ ..........  $ .0523    $ .0514    $ .0503         --
                                                                 =======    =======    =======    =======
=========================================================================================================

                *    Annualized.
                **   Total investment returns exclude the effects of sales
                     loads.
                +    Commencement of operations.
                ++   Based on average shares outstanding.
                +++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                     rate per share for purchases and sales of equity
                     securities.
                #    Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

FINANCIAL INFORMATION (concluded)

---------------------------------------------------------------------------------------------------------
Financial Highlights (concluded)
---------------------------------------------------------------------------------------------------------
                                                                                Class D++
                                                                 ----------------------------------------
                                                                                                  For the
                                                                                                   Period
The following per share data and ratios have been derived                 For the Year            Oct. 21,
from information provided in the financial statements.                   Ended March 31,          1994+ to
                                                                 ----------------------------     March 31,
Increase (Decrease) in Net Asset Value:                            1998       1997       1996       1995
=========================================================================================================
Per Share            Net asset value, beginning of period .....  $ 17.56    $ 17.74    $ 15.61    $ 15.52
Operating                                                        -------    -------    -------    -------
Performance:         Investment income (loss)--net ............     (.08)       .01        .19        .07
                     Realized and unrealized gain on
                     investments--net .........................     7.18       3.02       2.73        .66
                                                                 -------    -------    -------    -------
                     Total from investment operations .........     7.10       3.03       2.92        .73
                                                                 -------    -------    -------    -------
                     Less dividends and distributions:
                        Investment income--net ................       --       (.04)      (.20)      (.08)
                        Realized gain on investments--net .....    (2.69)     (3.17)      (.59)      (.56)
                                                                 -------    -------    -------    -------
                     Total dividends and distributions ........    (2.69)     (3.21)      (.79)      (.64)
                                                                 -------    -------    -------    -------
                     Net asset value, end of period ...........  $ 21.97    $ 17.56    $ 17.74    $ 15.61
                                                                 =======    =======    =======    =======
=========================================================================================================
Total Investment     Based on net asset value per share .......    42.80%     17.38%     19.26%      5.13%#
Return:**                                                        =======    =======    =======    =======
=========================================================================================================
Ratios to Average    Expenses .................................     1.27%      1.35%      1.37%      1.61%*
Net Assets:                                                      =======    =======    =======    =======
                     Investment income (loss)--net ............     (.39%)      .07%      1.15%       .95%*
                                                                 =======    =======    =======    =======
=========================================================================================================
Supplemental         Net assets, end of period (in thousands) .  $114,183   $40,173    $24,795    $11,037
Data:                                                            =======    =======    =======    =======
                     Portfolio turnover .......................    67.02%     97.87%     60.37%     59.79%
                                                                 =======    =======    =======    =======
                     Average commission rate paid+++ ..........  $ .0523    $ .0514    $ .0503         --
                                                                 =======    =======    =======    =======
=========================================================================================================

                *    Annualized.
                **   Total investment returns exclude the effects of sales
                     loads.
                +    Commencement of operations.
                ++   Based on average shares outstanding.
                +++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                     rate per share for purchases and sales of equity
                     securities.
                #    Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Special Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price, or lacking any sales, at the closing bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

    Written and purchased options are non-income producing investments.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accord ingly, current year's permanent book/tax differences of $6,842,149 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                            Account               Distribution
                         Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class B .............        0.25%                   0.75%
Class C .............        0.25%                   0.75%
Class D .............        0.25%                     --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended March 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                               MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A ...............................      $ 2,430        $ 33,772
Class D ...............................      $28,752        $389,882
--------------------------------------------------------------------------------

For the year ended March 31, 1998, MLPF&S received contingent deferred sales charges of $989,090 and $17,130 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $10,209 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $75,023 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1998 were $748,299,027 and $564,122,193, respectively. Net realized gains for the year ended March 31, 1998 and net unrealized gains as of March 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                          Realized       Unrealized
                                            Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ...............   $123,972,911    $184,243,384
                                        ------------    ------------
Total ...............................   $123,972,911    $184,243,384
                                        ============    ============
--------------------------------------------------------------------------------

As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $181,993,284, of which $242,340,779 related to appreciated securities and $60,347,495 related to depreciated securities. At March 31, 1998, the aggregate cost of investments for Federal income tax purposes was $1,008,635,398.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $387,703,762 and $101,712,227 for the years ended March 31, 1998 and March 31,
1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 1998                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................      12,330,033    $ 257,288,064
Shares issued to shareholders
in reinvestment of
distributions ................................       1,893,034       37,311,964
                                                 -------------    -------------
Total issued .................................      14,223,067      294,600,028
Shares redeemed ..............................      (8,945,193)    (182,429,269)
                                                 -------------    -------------
Net increase .................................       5,277,874    $ 112,170,759
                                                 =============    =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 1997                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................       7,513,048    $ 138,984,315
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................       1,927,288       34,582,403
                                                 -------------    -------------
Total issued .................................       9,440,336      173,566,718
Shares redeemed ..............................      (6,938,582)    (127,615,134)
                                                 -------------    -------------
Net increase .................................       2,501,754    $  45,951,584
                                                 =============    =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 1998                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................      14,692,305    $ 296,696,571
Shares issued to shareholders
in reinvestment of
distributions ................................       2,741,379       51,728,861
                                                 -------------    -------------
Total issued .................................      17,433,684      348,425,432
Automatic conversion
of shares ....................................        (436,386)      (8,419,272)
Shares redeemed ..............................      (7,898,958)    (154,918,900)
                                                 -------------    -------------
Net increase .................................       9,098,340    $ 185,087,260
                                                 =============    =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 1997                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................       6,630,575    $ 119,062,202
Shares issued to shareholders
in reinvestment of
distributions ................................       3,035,511       52,574,409
                                                 -------------    -------------
Total issued .................................       9,666,086      171,636,611
Automatic conversion
of shares ....................................         (99,241)      (1,783,849)
Shares redeemed ..............................      (7,614,216)    (135,651,522)
                                                 -------------    -------------
Net increase .................................       1,952,629    $  34,201,240
                                                 =============    =============
--------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 1998

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 1998                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................       3,631,060    $  72,740,230
Shares issued to shareholders
in reinvestment of
distributions ................................         279,505        5,227,949
                                                 -------------    -------------
Total issued .................................       3,910,565       77,968,179
Shares redeemed ..............................      (2,401,343)     (47,574,675)
                                                 -------------    -------------
Net increase .................................       1,509,222    $  30,393,504
                                                 =============    =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 1997                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................       1,075,754    $  19,224,090
Shares issued to shareholders
in reinvestment of
distributions ................................         299,448        5,144,748
                                                 -------------    -------------
Total issued .................................       1,375,202       24,368,838
Shares redeemed ..............................      (1,090,217)     (19,334,519)
                                                 -------------    -------------
Net increase .................................         284,985    $   5,034,319
                                                 =============    =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 1998                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................       6,877,672    $ 144,426,705
Automatic conversion
of shares ....................................         418,523        8,419,272
Shares issued to shareholders
in reinvestment of
distributions ................................         388,550        7,643,351
                                                 -------------    -------------
Total issued .................................       7,684,745      160,489,328
Shares redeemed ..............................      (4,776,420)    (100,437,089)
                                                 -------------    -------------
Net increase .................................       2,908,325    $  60,052,239
                                                 =============    =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 1997                                  Shares          Amount
--------------------------------------------------------------------------------
Shares sold ..................................       2,128,192    $  39,663,904
Automatic conversion
of shares ....................................          95,817        1,783,849
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................         262,004        4,695,473
                                                 -------------    -------------
Total issued .................................       2,486,013       46,143,226
Shares redeemed ..............................      (1,595,340)     (29,618,142)
                                                 -------------    -------------
Net increase .................................         890,673    $  16,525,084
                                                 =============    =============
--------------------------------------------------------------------------------

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
Portfolio Strategies Involving Options and Futures........................   2
Investment Restrictions...................................................   7
Management of the Fund....................................................   9
 Directors and Officers...................................................   9
 Compensation of Directors................................................  10
Management and Advisory Arrangements......................................  11
Purchase of Shares........................................................  13
 Initial Sales Charge Alternatives--Class A and Class D Shares............  13
 Reduced Initial Sales Charges............................................  14
 Employer-Sponsored Retirement or Savings Plans and Certain Other
  Arrangements............................................................  17
 Distribution Plans.......................................................  17
 Limitations on the Payment of Deferred Sales Charges.....................  18
Redemption of Shares......................................................  19
 Deferred Sales Charges--Class B and Class C Shares.......................  20
Portfolio Transactions and Brokerage......................................  21
Determination of Net Asset Value..........................................  22
Shareholder Services......................................................  23
 Investment Account.......................................................  23
 Automatic Investment Plans...............................................  24
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  24
 Systematic Withdrawal Plans..............................................  25
 Exchange Privilege.......................................................  26
Dividends, Distributions and Taxes........................................  28
 Dividends and Distributions..............................................  28
 Taxes....................................................................  29
 Tax Treatment of Options, Futures and Forward Foreign Exchange
  Transactions............................................................  30
 Special Rules for Certain Foreign Currency Transactions..................  31
Performance Data..........................................................  32
General Information.......................................................  35
 Description of Shares....................................................  35
 Computation of Offering Price Per Share..................................  35
 Independent Auditors.....................................................  36
 Custodian................................................................  36
 Transfer Agent...........................................................  36
 Legal Counsel............................................................  36
 Reports to Shareholders..................................................  36
 Additional Information...................................................  36
Independent Auditors' Report..............................................  37
Financial Statements......................................................  38

                                                          Code #10256-0698
[LOGO] MERRILL LYNCH

Merrill Lynch
Special Value Fund, Inc.

                                   [Artwork]


STATEMENT OF
ADDITIONAL
INFORMATION

June 30, 1998
-------------

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A)FINANCIAL STATEMENTS:

    Contained in Part A:

     Financial Highlights for each of the years in the ten-year period ended March 31, 1998.

    Contained in Part B:

     Schedule of Investments, as of March 31, 1998.

     Statement of Assets and Liabilities, as of March 31, 1998.

     Statement of Operations for the year ended March 31, 1998.

     Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 1998.

     Financial Highlights for each of the years in the five-year period ended March 31, 1998.

  (B)EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Articles of Incorporation of the Registrant.(a)
    (b)  --Articles of Amendment to Articles of Incorporation of the
          Registrant.(a)
    (c)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant.(a)
    (d)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant.(a)
   2     --By-Laws of the Registrant.(b)
   3     --None.
   4(a)  --Portions of Articles of Incorporation, as amended, and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(c)
   5(a)  --Investment Advisory Agreement between the Registrant and Fund Asset
          Management, L.P.(a)
    (b)  --Form of Sub-Advisory Agreement between Merrill Lynch Asset
          Management, L.P. and Merrill Lynch Asset Management U.K. Limited.(d)
   6(a)  --Form of Revised Class A Shares Distribution Agreement between the
          Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(e)
    (b)  --Class B Distribution Agreement between the Registrant and Merrill
          Lynch Funds Distributor, Inc. (including Form of Selected Dealers
          Agreement).(a)
    (c)  --Form of Class C Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (d)  --Form of Class D Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
   7     --None.
   8     --Custody Agreement between the Registrant and The Bank of New York.(a)
   9     --Transfer Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc.(a)
  10     --None.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  12     --None.
  13     --None.
  14     --None.
  15(a)  --Amended and Restated Class B Distribution Plan of the Registrant.(a)
    (b)  --Form of Class C Distribution Plan of the Registrant and Class C
          Distribution Plan Sub-Agreement.(e)
    (c)  --Form of Class D Distribution Plan of the Registrant and Class D
          Distribution Plan Sub-Agreement.(e)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A shares.(a)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B shares.(a)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C shares.(a)
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D shares.(a)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
          3.(f)

--------
(a) Previously filed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-60836) (the "Registration Statement") on July 28, 1995.

(b) Previously filed with Post-Effective Amendment No. 19 to the Registrant's Registration Statement onJuly 28, 1994.
(c) Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7), Articles VI, VII and IX of the Registrant's Articles of Incorporation, as amended, filed as Exhibits 1(a), 1(b), 1(c) and 1(d) to the Registration Statement and to Article II, Article III (Sections 1, 3, 5 and 6), Articles VI, VII, XIII and XIV of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.

(d) Previously filed with Post-Effective Amendment No. 23 to the Registrant's Registration Statement onJuly 18, 1997.

(e) Previously filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on October 11, 1994.

(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund Series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                    NUMBER OF
                                                                   HOLDERS AT
                           TITLE OF CLASS                        APRIL 30, 1998*
                           --------------                        ---------------
     Class A Common Stock, par value $0.10 per share............     50,316
     Class B Common Stock, par value $0.10 per share............     59,447
     Class C Common Stock, par value $0.10 per share............      8,307
     Class D Common Stock, par value $0.10 per share............      9,438

--------
* The number of holders shown in the table includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification monies for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt of the advance, or (c) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  (a) Fund Asset Management, L.P. (the "Investment Adviser"), an affiliate of Merrill Lynch Asset Management L.P. ("MLAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured

Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest, Inc.

  MLAM acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P., is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since April 1, 1995 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President and Director or Trustee, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies listed in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                                                          OTHER SUBSTANTIAL
                                      POSITION          BUSINESS, PROFESSION,
 NAME                          WITH INVESTMENT ADVISER  VOCATION OR EMPLOYMENT
 ----                          -----------------------  ----------------------
 ML & Co. ...................  Limited Partner         Financial Services
                                                        Holding Company;
                                                        Limited Partner of
                                                        MLAM
 Princeton Services..........  General Partner         General Partner of MLAM

                                                           OTHER SUBSTANTIAL
                                      POSITION           BUSINESS, PROFESSION,
 NAME                          WITH INVESTMENT ADVISER  VOCATION OR EMPLOYMENT
 ----                          -----------------------  ----------------------
 Arthur Zeikel...............  Chairman                Chairman of MLAM;
                                                        President of the
                                                        Investment Adviser and
                                                        MLAM from 1977 to 1997;
                                                        Chairman and Director
                                                        of Princeton Services;
                                                        President of Princeton
                                                        Services from 1993 to
                                                        1997; Executive Vice
                                                        President of ML & Co.
 Jeffrey M. Peek.............  President               President of MLAM since
                                                        1997; President and
                                                        Director of Princeton
                                                        Services since 1997;
                                                        Executive Vice
                                                        President of ML & Co.;
                                                        Managing Director and
                                                        Co-Head of the
                                                        Investment Banking
                                                        Division of Merrill
                                                        Lynch since 1997;
                                                        Senior Vice President
                                                        and Director of Global
                                                        Securities and
                                                        Economics Division of
                                                        Merrill Lynch from 1995
                                                        to 1997.
 Terry K. Glenn..............  Executive Vice          Executive Vice President
                                President               of MLAM; Executive Vice
                                                        President and Director
                                                        of Princeton Services;
                                                        President and Director
                                                        of MLFD; President of
                                                        Princeton
                                                        Administrators, L.P.;
                                                        Director of MLFDS
 Linda L. Federici...........  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Vincent R. Giordano.........  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Elizabeth A. Griffin........  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Norman R. Harvey............  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Michael J. Hennewinkel......  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Philip L. Kirstein..........  Senior Vice             Senior Vice President,
                                President, General      General Counsel and
                                Counsel and             Secretary of MLAM;
                                Secretary               Senior Vice President,
                                                        General Counsel,
                                                        Director and Secretary
                                                        of Princeton Services
 Ronald M. Kloss.............  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Debra W. Landsman-Yaros.....  Senior Vice President   Senior Vice President of
                                                        FAM; Vice President of
                                                        MLFD; Senior Vice
                                                        President of Princeton
                                                        Services
 Stephen M.M. Miller.........  Senior Vice President   Executive Vice President
                                                        of Princeton
                                                        Administrators, L.P.;
                                                        Senior Vice President
                                                        of Princeton Services
 Joseph T. Monagle, Jr. .....  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Michael L. Quinn............  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services; Managing
                                                        Director and First Vice
                                                        President of Merrill
                                                        Lynch from 1989 to 1995
 Richard L. Reller...........  Senior Vice President   Senior Vice President of
                                                        MLAM; President of
                                                        Princeton Services;
                                                        Director of MLFD

                                                           OTHER SUBSTANTIAL
                                      POSITION           BUSINESS, PROFESSION,
 NAME                          WITH INVESTMENT ADVISER  VOCATION OR EMPLOYMENT
 ----                          -----------------------  ----------------------
 Gerald M. Richard...........  Senior Vice President   Senior Vice President
                                and Treasurer           and Treasurer of MLAM;
                                                        Senior Vice President
                                                        and Treasurer of
                                                        Princeton Services;
                                                        Vice President and
                                                        Treasurer of MLFD
 Gregory D. Upah.............  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President at Princeton
                                                        Services
 Ronald L. Welburn...........  Senior Vice President   Senior Vice President of
                                                        MLAM; Senior Vice
                                                        President of Princeton
                                                        Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as the sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since April 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                                   POSITION WITH          OTHER SUBSTANTIAL BUSINESS,
 NAME                                MLAM U.K.        PROFESSION, VOCATION OR EMPLOYMENT
 ----                              -------------      ----------------------------------
 Arthur Zeikel...............  Director and Chairman    Chairman of the Investment
                                                         Adviser and FAM; President of
                                                         the Investment Adviser and FAM
                                                         from 1977 to 1997; Chairman
                                                         and Director of Princeton
                                                         Services; President of
                                                         Princeton Services from 1993
                                                         to 1997; Executive Vice
                                                         President of ML & Co.
 Alan J. Albert..............  Senior Managing          Vice President of the
                                Director                 Investment Adviser
 Nicholas C.D. Hall..........  Director                 Director of Merrill Lynch
                                                         Europe PLC; General Counsel of
                                                         Merrill Lynch International
                                                         Private Banking Group

                                   POSITION WITH          OTHER SUBSTANTIAL BUSINESS,
 NAME                                MLAM U.K.        PROFESSION, VOCATION OR EMPLOYMENT
 ----                              -------------      ----------------------------------
 Gerald M. Richard...........  Senior Vice President     Senior Vice President and
                                                          Treasurer of the Investment
                                                          Adviser and FAM; Senior
                                                          Vice President and
                                                          Treasurer of Princeton
                                                          Services; Vice President
                                                          and Treasurer of MLFD
 Carol Ann Langham...........  Company Secretary         None
 Debra Anne Searle...........  Assistant Company
                                Secretary                None

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MFLD acts as the principal underwriter for the Registrant and for each of the investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MFLD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                     (2)                         (3)
          (1)             POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
         NAME                     WITH MLFD              WITH THE REGISTRANT
         ----             -------------------------   -------------------------
Terry K. Glenn.......... President and Director       Executive Vice President
Richard L. Reller....... Director                     None
Thomas J. Verage........ Director                     None
William E. Aldrich...... Senior Vice President        None
Robert W. Crook......... Senior Vice President        None
Michael J. Brady........ Vice President               None
William M. Breen........ Vice President               None
Michael G. Clark........ Vice President               None
James T. Fatseas........ Vice President               None
Debra W. Landsman-       Vice President               None
 Yaros..................
Michelle T. Lau......... Vice President               None
Gerald M. Richard....... Vice President and Treasurer Treasurer
Salvatore Venezia....... Vice President               None
William Wasel........... Vice President               None
Robert Harris........... Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption

"Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 30th day of June, 1998.

                                         Merrill Lynch Special Value Fund,
                                          Inc.
                                                      (Registrant)

                                                  /s/ Gerald M. Richard
                                         By: __________________________________
                                             (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
             SIGNATURE                       TITLE               DATE(S)

           Arthur Zeikel*             President and
------------------------------------   Director
          (ARTHUR ZEIKEL)              (Principal Executive Officer)

         Gerald M. Richard*           Treasurer (Principal Financial
------------------------------------   and Accounting
        (GERALD M. RICHARD)            Officer)

           Donald Cecil*              Director
------------------------------------
           (DONALD CECIL)

          M. Colyer Crum*             Director
------------------------------------
          (M. COLYER CRUM)

          Edward H. Meyer*            Director
------------------------------------
         (EDWARD H. MEYER)

        Jack B. Sunderland*           Director
------------------------------------
        (JACK B. SUNDERLAND)

        J. Thomas Touchton*           Director
------------------------------------
        (J. THOMAS TOUCHTON)

         Fred G. Weiss                Director
------------------------------------

        (FRED G. WEISS)

       /s/ Gerald M. Richard
*By: _______________________________                          June 30, 1998
  (GERALD M. RICHARD, ATTORNEY-IN-
               FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 -------                            -----------
   11    --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull